United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7141

(Investment Company Act File Number)

Federated World Investment Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2011

Date of Reporting Period: 11/30/2011

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2011

Share Class	Ticker
A	IHIAX
B	IHIBX
C	IHICX
F	IHIFX

Federated Emerging Market Debt Fund

(formerly, Federated International High Income Fund)

Fund Established 1996

A Portfolio of Federated World Investment Series, Inc.

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2010 through November 30, 2011. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended November 30, 2011, was 5.52% for Class A Shares, 4.73% for Class B Shares, 4.74% for Class C Shares and 5.51% for Class F Shares. The total return of the JPMorgan Emerging Markets Bond Index Global (JPM-EMBIG),1 a broad-based securities market index, was 6.84%, for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the JPM-EMBIG.

During the reporting period, the most significant factors affecting the Fund's performance relative to the JPM-EMBIG were: (1) duration2 of its portfolio (which indicates the portfolio's price sensitivity to interest rates);3 (2) the credit quality4 of the portfolio securities (which indicates the risk that securities will default); and (3) an allocation to markets denominated in local currencies.

For purposes of the following, the discussion will focus on the Fund's Class A Shares. The total return of the Fund's Class A Shares consisted of 6.06% current income and -0.54% capital appreciation in the net asset value of the Fund's shares.

Market Overview

The reporting period ended in general terms on a sober tone. This was primarily due not only to lack of a resolution for the eurozone debt crisis and growing concerns on medium-term prospects for China's economy (both having severe implications for the global growth outlook) but also demand for commodities and the impact of emerging markets (EM).

During most of the period, the markets digested various iterations of confidence crises and risk aversion triggered by concerns in developed markets, mainly within the European Union (EU). Additionally, the U.S. markets continued the debates from last year regarding implementation of financial regulation, the extension of tax cuts and, since last summer, the need to materially address the fiscal deficit from both the revenue and the expenditure sides. As of the end of the reporting period, the multiple debates were far from resolved.

During the first quarter of the reporting period, geopolitics in the Middle East played a principal role in increased market volatility fueled by supply interruptions of oil and gas to Western Europe, resulting in an increase in the global price of crude. By the second quarter, Japan had suffered a massive natural disaster followed by a nuclear plant explosion. This, in turn, triggered a global response by the energy sector causing a more cautious view towards nuclear energy (new plants constructions were put on hold, while old plants were shut down), moving instead in favor of the hydrocarbon complex with the resulting upward move in spot prices.

Annual Shareholder Report

In Europe, the market remained increasingly impatient with policymakers for the lack of a clear and realistic blueprint for resolution of the fiscal and debt sustainability crisis. Furthermore, market analysts and the media debated tirelessly about the future of the EU and the euro currency. Towards the end of the prior fiscal year, the confidence crisis had already expanded beyond Greece. It affected primarily the most vulnerable economies of Ireland and Portugal, which experienced growing funding problems for both sovereign credits and banks. During the current reporting period, the funding problems of Greece, Ireland and Portugal (with aggregate gross domestic product of less than 10% of the EU) continued to deteriorate but only marginally impacted global markets, except for increased volatility in the EM equity markets.

Despite numerous measures announced by the Greek government early in 2011, by the summer, fiscal performance had disappointed alongside the slow implementation of austerity measures and reforms. Using fiscal performance as a yardstick of debt sustainability, market analysts turned their attention to larger and more significant economies within the EU, such as Italy and Spain, with the resulting widening of borrowing costs and credit default swap spreads. At this point, risk aversion to global equity and credit markets increased sharply with growing concerns that the eurozone debt crisis of periphery countries was spreading to the core countries.

EM debt demonstrated resilience to the market volatility during the first half of the reporting period and, in fact, continued the improving credit rating trajectory reaching a significant milestone by end of May 2011 – the asset class represented by the JPM-EMBIG reached an average credit rating of “BBB-” by all three rating agencies.5 On the monetary policy front, EM economies responded to inflationary concerns early in the year by initiating a tightening cycle via macro-prudential measures in combination with selected interest rate hikes. Towards the end of the second quarter of the reporting period, the asset class experienced the negative impact of the eurozone crisis in the form of significant outflows from EM debt funds, widening the JPM-EMBIG spread over Treasuries to a peak of 468 basis points (bps) in early October from 290 bps at the beginning of August. Although the situation stabilized later in the fall, the spread remained elevated at around 400 bps for the remainder of the reporting period. The asset class ended the reporting period with net inflows of around $37 billion.

In the current market environment, EM investment-grade securities outperformed EM high yield securities; while EM sovereign and quasi sovereigns credits outperformed EM corporate securities. Notably, over the last 12 months, long duration securities with maturities in excess of 10 years significantly outperformed securities with shorter maturities. Furthermore, Latin America as a region outperformed all other regions with a return of 10.5%, followed by Asia with 6.1%, the Middle East with 5.6%, and Eastern Europe with 3.0%.

Annual Shareholder Report

During the overall reporting period, EM spreads traded in a wide range of between 250 bps and a brief peak at 468 bps over U.S. Treasuries ending at about 396 bps for a net increase of about 90 bps from the start of the period. On a yield basis, EM started at 5.7% and traded within a range of 5.3% and a peak of 6.8%, ending the period at 6.1% for a total return of 4.9%.

Comparatively, the Barclays Capital Global Treasury U.S. Bond Index6 was up 6.8%, the JPMorgan Government Bond Index – Emerging Markets Global Diversified7 (local markets unhedged) was up 5.1% and the S&P 500 Index8 was up 5.6%.

DURATION

Early in the 12-month reporting period, Fund management allocated a large percentage of sovereign bonds from investment-grade countries to securities with longer duration than those comprising the JPM-EMBIG. With the anticipation of a relatively subdued global growth in developed economies, the risk premium priced in EM bonds was expected to narrow under an extended period of accommodative monetary policy in developed markets, mainly in the United States and, as highlighted above, in Europe due to its debt crisis. Furthermore, the Fund was positioned to benefit from constructive bond price movements reflecting the improving credit quality of the asset class. This strategy remained in place throughout the reporting period which markedly benefited from the decline in U.S. Treasury yields from 2.80% to 2.07% and was the main contributor to relative performance.

Credit Quality

Fund management allocated, as compared to the JPM-EMBIG, more of its portfolio to relatively higher-yielding sovereign credits within their respective credit rating categories. This included countries such as Argentina, Colombia, Indonesia and Uruguay on the premise that risk premiums versus comparable credits continued to be large, despite the positive returns from the prior year and still not-accurately-reflected credit fundamentals. During the reporting period, the average credit quality of the portfolio was increased to an investment-grade rating. This strategic allocation was an additional contributor to Fund performance over the reporting period.

Local Markets

During the 12-month reporting period, the Fund's allocation to EM securities denominated in local currency was maintained.9 These investments were not represented in the JPM-EMBIG. Despite continued signs of growth in emerging economies, local debt markets and, in particular, emerging currencies were sensitive to the eurozone debt crisis, mainly on concerns of a major market dislocation and capital flight into U.S. dollar assets. The Fund's local debt market exposure to Brazil and Turkey was a net detractor from performance over the reporting period.

Annual Shareholder Report

1	The JPM-EMBIG is a total return, trade weighted index for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities in 33 countries. The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The JPM-EMBIG is unmanaged, and it is not possible to invest directly in an index.
2	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.
3	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
4	High-yield, lower-rated securities generally entail great market, credit/default and liquidity risks, and may be more volatile than investment-grade securitites.
5	Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increases possibilities of default.
6	The Barclays Capital Global Treasury U.S. Bond Index includes public obligations of the U.S. Treasury that have remaining maturities of one year or more. The index is unmanaged, and it is not possible to invest directly in an index.
7	The JPMorgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) is a local emerging markets debt benchmark that tracks local currency government bonds issued by emerging markets. It includes 16 countries in Asia, Europe, Latin America and Middle East/Africa that provide easy access and no impediments for foreign investors. The index is unmanaged, and it is not possible to invest directly in an index.
8	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
9	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Emerging Market Debt Fund (the “Fund”) from November 30, 2001 (or later Start of Performance, if applicable) to November 30, 2011, compared to the JPMorgan Emerging Markets Bond Index Global (JPM-EMBIG).2

Average Annual Total Returns for the Period Ended 11/30/2011

(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)

Share Class	1 Year	5 Years	10 Years	Start of Performance*
Class A Shares	0.76%	6.72%	10.75%	—
Class B Shares	-0.74%	6.61%	10.58%	—
Class C Shares	3.75%	6.90%	10.41%	—
Class F Shares	3.51%	—	—	7.00%
*	The Fund's Class F Shares commenced operations on May 31, 2007.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Annual Shareholder Report

Growth of a $10,000 Investment – CLASS A SHARES

  Total returns shown include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

Growth of a $10,000 Investment – CLASS B SHARES

  Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

Annual Shareholder Report

Growth of a $10,000 Investment – CLASS C SHARES

  Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

Growth of a $10,000 Investment – CLASS F SHARES

  Total returns shown include the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% as applicable.

1Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; For Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date; For Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.

2	The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At November 30, 2011, the Fund's issuer country exposure composition was as follows:

Country	Exposure as a Percentage of Total Net Assets[1]
Brazil	15.2%
Mexico	11.9%
Russia	8.7%
Turkey	7.5%
Venezuela	7.0%
Peru	6.6%
Indonesia	6.1%
Colombia	4.4%
Uruguay	3.3%
Argentina	3.1%
Panama	2.8%
United Arab Emirates	2.7%
Qatar	2.1%
Kazakhstan	2.0%
Philippines	2.0%
Chile	1.2%
Bermuda	0.7%
El Salvador	0.7%
Egypt	0.6%
Senegal	0.6%
Croatia	0.5%
Trinidad and Tobago	0.5%
Dominican Republic	0.4%
Ghana	0.4%
Sri Lanka	0.4%
Belize	0.3%
Annual Shareholder Report

Country	Exposure as a Percentage of Total Net Assets[1]
Nigeria	0.3%
Ukraine	0.3%
Serbia	0.2%
Cash Equivalents[2]	4.7%
Other Assets and Liabilities — Net[3]	2.8%
TOTAL	100.0%
1	This table depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities, along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company has registered the security. However, the Fund's Adviser may allocate the Issuer to a country based on other factors such as the location of the company's head office, the jurisdiction of the company's incorporation, the location of the principal trading market for the company's securities or the country from which a majority of the company's revenue is derived.
2	Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments

November 30, 2011

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS – 37.8%
		Banking – 2.5%
2,800,000	[1,2]	Banco Credito del Peru, Sr. Note, Series 144A, 5.375%, 9/16/2020	2,728,643
1,500,000	[1,2]	VTB Capital SA, Bond, Series 144A, 6.25%, 6/30/2035	1,466,027
		TOTAL	4,194,670
		Beverage & Tobacco – 0.6%
1,000,000	[1,2]	Corp Lindley SA, Series 144A, 6.75%, 11/23/2021	1,012,500
		Broadcast Radio & TV – 1.5%
2,000,000		Grupo Televisa SA, Sr. Note, 8.50%, 3/11/2032	2,548,878
		Building & Development – 1.3%
1,500,000		Odebrecht Finance Ltd., Series REGS, 7.00%, 4/21/2020	1,608,749
700,000	[1,2]	Odebrecht SA, Company Guarantee, Series 144A, 7.50%, 9/29/2049	686,000
		TOTAL	2,294,749
		Building Materials – 0.9%
615,000	[1,2]	Rearden G Holdings EINS GmbH, Company Guarantee, Series 144A, 7.875%, 3/30/2020	621,150
1,000,000	[1,2]	Votorantim Celulose e Papel SA, Company Guarantee, Series 144A, 7.25%, 4/5/2041	953,503
		TOTAL	1,574,653
		Chemicals & Plastics – 0.5%
800,000	[1,2]	Braskem Finance Ltd., Company Guarantee, Series 144A, 5.75%, 4/15/2021	796,000
		Conglomerates – 1.6%
1,000,000	[1,2]	Gruposura Finance, Company Guarantee, Series 144A, 5.70%, 5/18/2021	1,011,000
200,000		Gruposura Finance, Company Guarantee, Series REGS, 5.70%, 5/18/2021	202,200
1,500,000		Voto-Votorantim O/S Trad, Series REGS, 6.625%, 9/25/2019	1,586,250
		TOTAL	2,799,450
		Container & Glass Products – 1.4%
1,300,000	[3,4]	Vitro SA, Note, 11.75%, 11/1/2013	962,000
2,000,000	[3,4]	Vitro SA, Sr. Unsecd. Note, 9.125%, 2/1/2017	1,480,000
		TOTAL	2,442,000
Annual Shareholder Report

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		Metals & Mining – 2.9%
1,300,000	[1,2]	Bumi Investment PTE Ltd., Company Guarantee, Series 144A, 10.75%, 10/6/2017	1,287,000
3,250,000		Vale Overseas Ltd., 6.875%, 11/21/2036	3,632,601
		TOTAL	4,919,601
		Oil & Gas – 11.0%
1,000,000	[1,2]	CITGO Petroleum Corp., Sr. Secd. Note, Series 144A, 11.50%, 7/1/2017	1,135,000
700,000		Ecopetrol SA, Note, 7.625%, 7/23/2019	850,500
1,000,000	[1,2]	Empresa Nacional del Petroleo, Note, Series 144A, 5.25%, 8/10/2020	1,046,660
1,000,000	[1,2]	IPIC GMTN, Ltd., Company Guarantee, Series 144A, 5.00%, 11/15/2020	983,125
1,550,000	[1,2]	IPIC GMTN, Ltd., Company Guarantee, Series 144A, 6.875%, 11/1/2041	1,565,500
1,000,000	[1,2]	KazMunaiGaz Finance Sub B.V., Company Guarantee, Series 144A, 6.375%, 4/9/2021	1,035,000
1,000,000		KazMunaiGaz Finance Sub B.V., Series REGS, 6.375%, 4/9/2021	1,035,000
1,000,000	[1,2]	Lukoil International Finance BV, Company Guarantee, Series 144A, 6.125%, 11/9/2020	1,000,000
2,500,000		Pemex Project Funding Master, Company Guarantee, 6.625%, 6/15/2035	2,785,825
5,700,000		Petroleos de Venezuela, S.A., Company Guarantee, Series REGS, 8.50%, 11/2/2017	4,275,000
2,000,000	[1,2]	Petroleos Mexicanos, Company Guarantee, Series 144A, 6.50%, 6/2/2041	2,180,496
875,000		Petroleum Co. of Trinidad and Tobago Ltd., Sr. Unsecd. Note, Series REGS, 6.00%, 5/8/2022	870,625
		TOTAL	18,762,731
		Paper Products – 1.1%
1,000,000	[1,2]	Fibria Overseas Finance, Company Guarantee, Series 144A, 6.75%, 3/3/2021	942,500
1,000,000	[1,2]	Fibria Overseas Finance, Company Guarantee, Series 144A, 7.50%, 5/4/2020	985,000
		TOTAL	1,927,500
		Pharmaceuticals – 0.5%
1,000,000	[1,2]	Hypermarcas SA, Note, Series 144A, 6.50%, 4/20/2021	880,000
		Real Estate – 1.2%
1,900,000	[1,2]	Qatari Diar Finance QSC, Foreign Gov't. Guarantee, Series 144A, 5.00%, 7/21/2020	1,989,689
Annual Shareholder Report

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		Telecommunications & Cellular – 6.0%
650,000	[1]	Digicel Ltd., Sr. Note, Series 144A, 10.50%, 4/15/2018	653,250
600,000	[1]	Digicel Ltd., Sr. Note, Series 144A, 8.25%, 9/1/2017	597,000
1,000,000	[1,2]	Indosat Palapa Co. B.V., Company Guarantee, Series 144A, 7.375%, 7/29/2020	1,085,000
1,500,000	[1,2]	MTS International Funding Ltd., Sr. Unsecd. Note, Series 144A, 8.625%, 6/22/2020	1,614,300
500,000	[1,2]	Qtel International Finance Ltd., Bank Guarantee, Series 144A, 5.00%, 10/19/2025	511,175
1,000,000	[1,2]	Qtel International Finance Ltd., Company Guarantee, Series 144A, 4.75%, 2/16/2021	1,010,336
1,400,000	[1,2]	Telemar Norte Leste SA, Sr. Unsecd. Note, Series 144A, 5.50%, 10/23/2020	1,379,000
1,200,000	[1,2]	Telemovil Finance Co., Ltd., Company Guarantee, Series 144A, 8.00%, 10/1/2017	1,230,000
1,400,000	[1,2]	Vimpelcom, Company Guarantee, Series 144A, 7.5043%, 3/1/2022	1,223,250
1,000,000		VIP FIN (Vimpelcom), Series REGS, 9.125%, 4/30/2018	1,005,000
		TOTAL	10,308,311
		Utilities – 4.8%
1,780,000	[1,2]	Comision Fed De Electric, Sr. Note, Series 144A, 4.875%, 5/26/2021	1,819,761
500,000	[1,2]	DTEK Finance BV, Company Guarantee, Series 144A, 9.50%, 4/28/2015	475,000
2,000,000	[1,2]	Dubai Electricity & Water, Sr. Unsecd. Note, Series 144A, 7.375%, 10/21/2020	1,990,000
3,126,000,000	[1,2]	Empresas Public Medelllin, Sr. Unsecd. Note, Series 144A, 8.375%, 2/1/2021	1,664,467
2,000,000		Majapahit Holding BV, Company Guarantee, Series REGS, 7.75%, 1/20/2020	2,300,000
		TOTAL	8,249,228
		TOTAL CORPORATE BONDS (IDENTIFIED COST $63,614,239)	64,699,960
		FLOATING RATE LOAN – 0.2%
602,358	[5]	Carolbrl, 4.003%, 12/31/2017 (IDENTIFIED COST $584,597)	309,913
		GOVERNMENTS/AGENCIES – 54.5%
28,885,000		Argentina, Government of, Note, 7.76-10.78%, 12/15/2035	1,637,779
5,153,192		Argentina, Government of, Note, 8.28%, 12/31/2033	3,736,064
815,000		Belize, Government of, Unsub., 6.00%, 2/20/2029	484,925
14,050,000		Brazil, Government of, Note, 10.00%, 1/1/2017	7,804,764
1,500,000		Brazil, Government of, Note, 6.00%, 5/15/2015	1,806,894
Annual Shareholder Report

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
545,000	[1,2]	Central Bank of Nigeria, Note, Series 144A, 6.75%, 1/28/2021	567,481
507,000,000		Chile, Government of, Note, 5.50%, 8/5/2020	1,022,554
2,400,000		Colombia, Government of, 7.375%, 9/18/2037	3,258,000
400,000		Colombia, Government of, Bond, 6.125%, 1/18/2041	475,000
900,000	[1,2]	Croatia, Government of, Note, Series 144A 6.625%, 7/14/2020	796,500
600,000		Dominican Republic, Government of, Sr. Unsecd. Note, 7.50%, 5/6/2021	600,000
1,050,000	[1,2]	Egypt, Government of, Note, Series 144A, 6.875%, 4/30/2040	929,250
550,000		Ghana, Government of, Unsecd. Note, 8.50%, 10/4/2017	609,125
1,800,000		Indonesia, Government of, 6.625%, 2/17/2037	2,160,000
2,500,000	[1,2]	Indonesia, Government of, Series 144A, 8.50%, 10/12/2035	3,562,500
1,350,000	[1,2]	Kazakhstan, Government of, Company Guarantee, Series 144A, 6.375%, 10/6/2020	1,410,750
15,000,000		Mexico, Government of, Bond, 10.00%, 12/5/2024	1,433,355
1,218,000		Mexico, Government of, Sr. Note, 5.75%, 10/12/2110	1,245,405
3,750,000		Panama, Government of, 6.70%, 1/26/2036	4,856,250
4,276,000		Peru, Government of, 6.55%, 3/14/2037	5,216,720
6,825,000		Peru, Government of, Sr. Unsecd. Note, 7.84%, 8/12/2020	2,887,451
88,000,000		Philippines, Government of, Sr. Unsecd. Note, 4.95%, 1/15/2021	1,968,753
1,300,000		Philippines, Government of, Sr. Unsecd. Note, 5.50%, 3/30/2026	1,434,875
4,220,000		Republica Oriental del Uruguay, 7.625%, 3/21/2036	5,621,040
3,000,000	[1,2]	Russia, Government of, Bond, Series 144A, 5.00%, 4/29/2020	3,100,500
4,634,250		Russia, Government of, Unsub., 7.50%, 3/31/2030	5,433,658
1,075,000	[1,2]	Senegal, Government of, Sr. Unsecd. Note, Series 144A, 8.75%, 5/13/2021	1,075,000
400,000	[1,2]	Serbia, Government of, Series 144A, 7.25%, 9/28/2021	384,000
650,000	[1,2]	Sri Lanka, Government of, Sr. Unsecd. Note, Series 144A, 6.25%, 10/4/2020	646,750
4,200,000		Turkey, Government of, 14.00%, 9/26/2012	2,363,254
6,930,000		Turkey, Government of, 6.875%, 3/17/2036	7,397,776
3,000,000		Turkey, Government of, Bond, 5.625%, 3/30/2021	3,045,000
4,697,000		United Mexican States, 6.75%, 9/27/2034	5,979,490
9,950,000		Venezuela, Government of, 9.375%, 1/13/2034	6,567,000
1,500,000		Brazil, Government of, Sr. Unsecd. Note, 5.625%, 1/7/2041	1,698,750
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $87,818,199)	93,216,613
Annual Shareholder Report

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		MUTUAL FUND – 4.7%
8,015,269	[6,7]	Federated Prime Value Obligations Fund, Institutional Shares, 0.20% (AT NET ASSET VALUE)	8,015,269
		TOTAL INVESTMENTS — 97.2% (IDENTIFIED COST $160,032,304)[8]	166,241,755
		OTHER ASSETS AND LIABILITIES - NET — 2.8%[9]	4,769,753
		TOTAL NET ASSETS — 100.0%	$171,011,508
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2011, these restricted securities amounted to $52,030,063, which represented 30.4% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At November 30, 2011, these liquid restricted securities amounted to $50,779,813, which represented 29.7% of total net assets.
3	Non-income producing security.
4	Issuer in default.
5	The rate shown represents a weighted average coupon rate on settled positions at year end. Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
6	Affiliated holding.
7	7-Day net yield.
8	The cost of investments for federal tax purposes amounts to $159,906,612.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$ —	$64,699,960	$ —	$64,699,960
Floating Rate Loan	—	309,913	—	309,913
Governments/Agencies	—	93,216,613	—	93,216,613
Mutual Fund	8,015,269	—	—	8,015,269
TOTAL SECURITIES	$8,015,269	$158,226,486	$ —	$166,241,755

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.33	$8.61	$5.87	$8.98	$9.45
Income From Investment Operations:
Net investment income	0.60	0.63	0.49	0.58[1]	0.54
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.10)	0.63	2.69	(2.87)	0.01
TOTAL FROM INVESTMENT OPERATIONS	0.50	1.26	3.18	(2.29)	0.55
Less Distributions:
Distributions from net investment income	(0.55)	(0.56)	(0.44)	(0.44)	(0.56)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	(0.37)	(0.46)
Return of capital[2]	—	—	—	(0.01)[1]	—
TOTAL DISTRIBUTIONS	(0.55)	(0.56)	(0.44)	(0.82)	(1.02)
Regulatory Settlement Proceeds	—	0.02[3]	—	—	—
Net Asset Value, End of Period	$9.28	$9.33	$8.61	$5.87	$8.98
Total Return[4]	5.52%	15.38%[3]	55.69%	(27.91)%	6.12%
Ratios to Average Net Assets:
Net expenses	1.25%	1.25%	1.24%	1.16%	1.16%
Net investment income	6.45%	6.92%	8.03%	7.21%	5.87%
Expense waiver/reimbursement[5]	0.40%	0.43%	0.66%	0.61%	0.36%
Supplemental Data:
Net assets, end of period (000 omitted)	$124,938	$129,378	$82,857	$53,008	$98,758
Portfolio turnover	26%	26%	78%	69%	70%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.12% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.32	$8.60	$5.87	$8.98	$9.45
Income From Investment Operations:
Net investment income	0.54	0.58	0.42	0.52[1]	0.47
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.11)	0.61	2.70	(2.87)	0.01
TOTAL FROM INVESTMENT OPERATIONS	0.43	1.19	3.12	(2.35)	0.48
Less Distributions:
Distributions from net investment income	(0.48)	(0.49)	(0.39)	(0.38)	(0.49)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	(0.37)	(0.46)
Return of capital[2]	—	—	—	(0.01)[1]	—
TOTAL DISTRIBUTIONS	(0.48)	(0.49)	(0.39)	(0.76)	(0.95)
Regulatory Settlement Proceeds	—	0.02[3]	—	—	—
Net Asset Value, End of Period	$9.27	$9.32	$8.60	$5.87	$8.98
Total Return[4]	4.73%	14.53%[3]	54.45%	(28.41)%	5.31%
Ratios to Average Net Assets:
Net expenses	2.00%	2.00%	1.99%	1.91%	1.94%
Net investment income	5.73%	6.56%	7.34%	6.43%	5.08%
Expense waiver/reimbursement[5]	0.40%	0.45%	0.68%	0.61%	0.35%
Supplemental Data:
Net assets, end of period (000 omitted)	$12,569	$14,307	$15,556	$14,160	$31,624
Portfolio turnover	26%	26%	78%	69%	70%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.36% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.30	$8.58	$5.86	$8.97	$9.44
Income From Investment Operations:
Net investment income	0.53	0.56	0.43	0.52[1]	0.47
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.10)	0.63	2.68	(2.87)	0.01
TOTAL FROM INVESTMENT OPERATIONS	0.43	1.19	3.11	(2.35)	0.48
Less Distributions:
Distributions from net investment income	(0.48)	(0.49)	(0.39)	(0.38)	(0.49)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	(0.37)	(0.46)
Return of capital[2]	—	—	—	(0.01)[1]	—
TOTAL DISTRIBUTIONS	(0.48)	(0.49)	(0.39)	(0.76)	(0.95)
Regulatory Settlement Proceeds	—	0.02[3]	—	—	—
Net Asset Value, End of Period	$9.25	$9.30	$8.58	$5.86	$8.97
Total Return[4]	4.74%	14.57%[3]	54.38%	28.44%	5.33%
Ratios to Average Net Assets:
Net expenses	2.00%	2.00%	1.99%	1.91%	1.93%
Net investment income	5.69%	6.41%	7.18%	6.48%	5.08%
Expense waiver/reimbursement[5]	0.40%	0.45%	0.66%	0.61%	0.36%
Supplemental Data:
Net assets, end of period (000 omitted)	$29,511	$27,261	$21,745	$14,661	$27,508
Portfolio turnover	26%	26%	78%	69%	70%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.11% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class F Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,				Period Ended 11/30/2007[1]
	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.34	$8.62	$5.88	$8.98	$9.23
Income From Investment Operations:
Net investment income	0.60	0.63	0.53	0.58[2]	0.26
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.10)	0.63	2.65	(2.86)	(0.25)
TOTAL FROM INVESTMENT OPERATIONS	0.50	1.26	3.18	(2.28)	0.01
Less Distributions:
Distributions from net investment income	(0.55)	(0.56)	(0.44)	(0.44)	(0.26)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	(0.37)	—
Return of capital[3]	—	—	—	(0.01)[2]	—
TOTAL DISTRIBUTIONS	(0.55)	(0.56)	(0.44)	(0.82)	(0.26)
Regulatory Settlement Proceeds	—	0.02[4]	—	—	—
Net Asset Value, End of Period	$9.29	$9.34	$8.62	$5.88	$8.98
Total Return[5]	5.51%	15.36%[4]	55.61%	(27.77)%	0.13%
Ratios to Average Net Assets:
Net expenses	1.25%	1.25%	1.22%	1.14%	1.21%[6]
Net investment income	6.41%	7.06%	9.15%	7.40%	5.22%[6]
Expense waiver/reimbursement[7]	0.41%	0.44%	0.68%	0.61%	0.45%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,993	$1,781	$929	$837	$540
Portfolio turnover	26%	26%	78%	69%	70%[8]
1	Reflects operations for the period from May 31, 2007 (start of performance) to November 30, 2007.
2	Per share numbers have been calculated using the average shares method.
3	Represents a return of capital for federal income tax purposes.
4	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.11% on the total return.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended November 30, 2007.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

November 30, 2011

Assets:
Total investments in securities, at value including $8,015,269 of investment in an affiliated holding (Note 5) (identified cost $160,032,304)		$166,241,755
Cash denominated in foreign currencies (identified cost $227,820)		229,124
Income receivable		5,221,066
Receivable for shares sold		254,815
TOTAL ASSETS		171,946,760
Liabilities:
Payable for shares redeemed	$494,534
Income distribution payable	186,604
Payable for portfolio accounting fees	64,314
Payable for transfer and dividend disbursing agent fees and expenses	35,203
Payable for auditing fees	28,100
Payable for custodian fees	26,119
Payable for distribution services fee (Note 5)	26,127
Payable for shareholder services fee (Note 5)	33,359
Accrued expenses	40,892
TOTAL LIABILITIES		935,252
Net assets for 18,437,330 shares outstanding		$171,011,508
Net Assets Consist of:
Paid-in capital		$165,973,090
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		6,200,042
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions		(1,640,781)
Undistributed net investment income		479,157
TOTAL NET ASSETS		$171,011,508
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($124,938,206 ÷ 13,460,383 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$9.28
Offering price per share (100/95.50 of $9.28)	$9.72
Redemption proceeds per share	$9.28
Class B Shares:
Net asset value per share ($12,568,992 ÷ 1,356,553 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$9.27
Offering price per share	$9.27
Redemption proceeds per share (94.50/100 of $9.27)	$8.76
Class C Shares:
Net asset value per share ($29,510,990 ÷ 3,190,499 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$9.25
Offering price per share	$9.25
Redemption proceeds per share (99.00/100 of $9.25)	$9.16
Class F Shares:
Net asset value per share ($3,993,320 ÷ 429,895 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$9.29
Offering price per share (100/99.00 of $9.29)	$9.38
Redemption proceeds per share (99.00/100 of $9.29)	$9.20

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended November 30, 2011

Investment Income:
Dividends received from affiliated holdings (Note 5)			$18,666
Interest (net of foreign tax withheld of $15,929)			12,888,566
TOTAL INCOME			12,907,232
Expenses:
Investment adviser fee (Note 5)		$1,425,324
Administrative fee (Note 5)		270,000
Custodian fees		71,550
Transfer and dividend disbursing agent fees and expenses		255,760
Directors'/Trustees' fees		4,708
Auditing fees		28,125
Legal fees		6,091
Portfolio accounting fees		144,364
Distribution services fee (Note 5)		311,357
Shareholder services fee (Note 5)		409,569
Account administration fee (Note 2)		1,355
Share registration costs		92,136
Printing and postage		39,143
Insurance premiums		4,464
Taxes		12,687
Miscellaneous		7,028
TOTAL EXPENSES		3,083,661
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(622,997)
Waiver of administrative fee	(53,321)
TOTAL WAIVERS AND REIMBURSEMENTS		(676,318)
Net expenses			2,407,343
Net investment income			10,499,889
Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized loss of $(4,148) on sale of investments in an affiliated holding (Note 5))			995,940
Net realized loss on swap contracts			(502,833)
Realized gain distribution from affiliated investment companies shares			1,162
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(3,054,288)
Net realized and unrealized loss on investments, swap contracts and foreign currency transactions			(2,560,019)
Change in net assets resulting from operations			$7,939,870

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$10,499,889	$9,539,188[1]
Net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	494,269	265,243[1]
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(3,054,288)	8,546,717[1]
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	7,939,870	18,351,148
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(7,219,872)	(6,068,916)
Class B Shares	(670,998)	(808,792)
Class C Shares	(1,463,866)	(1,290,285)
Class F Shares	(205,788)	(74,831)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,560,524)	(8,242,824)
Share Transactions:
Proceeds from sale of shares	81,399,925	119,102,240
Net asset value of shares issued to shareholders in payment of distributions declared	6,875,624	5,867,146
Cost of shares redeemed	(88,370,301)	(83,705,322)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(94,752)	41,264,064
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 10)	—	268,530
Change in net assets	(1,715,406)	51,640,918
Net Assets:
Beginning of period	172,726,914	121,085,996
End of period (including undistributed net investment income of $479,157 and $456,546, respectively)	$171,011,508	$172,726,914
1	Due to a misclassification previously reported, the Fund reclassified discount accretion/amortization on long-term debt securities for the year ended November 30, 2010, to allow proper comparison from year to year. Net assets were not affected by this reclassification.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

November 30, 2011

1. Organization

Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Emerging Market Debt Fund (formerly, Federated International High Income Fund) (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Shares of other mutual funds are valued based upon their reported NAVs.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

Annual Shareholder Report

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Annual Shareholder Report

Repurchase Agreements

The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or subcustodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class F Shares may bear account administration fees, distribution services fees and shareholder services fees unique to those classes.

For the year ended November 30, 2011, account administration fees for the Fund were as follows:

Account Administration Fees Incurred
Class A Shares	$1,355

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Annual Shareholder Report

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2011, tax years 2008 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a determined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure, or buying protection to reduce exposure. The “buyer” in a credit default is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of the value Annual Shareholder Report and recourse in the event of default or bankruptcy/solvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.

The average notional amount of swap contracts held by the Fund throughout the period was $8,573,077. This is based on amounts held as of each month-end throughout the fiscal period.

At November 30, 2011, the Fund had no outstanding swap contracts.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

At November 30, 2011, the Fund had no outstanding futures contracts.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Annual Shareholder Report

The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $14,176 and $7,404, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.

At November 30, 2011, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Additional information on restricted securities, excluding securities purchased under Rule 144A, that have been deemed liquid by the Trustees, if applicable, held at November 30, 2011, is as follows:

Security	Acquisition Date	Acquisition Cost	Market Value
Digicel Ltd., Sr. Note, Series 144A, 10.50%, 4/15/2018	3/16/2010	$650,000	$653,250
Digicel Ltd., Sr. Note, Series 144A, 8.25%, 9/1/2017	11/23/2009	$591,750	$597,000
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Forward Currency Contracts	Credit Default Swap Contracts	Total
Foreign exchange contracts	$(318,526)	—	$(318,526)
Credit contracts	—	$(502,833)	$(502,833)
TOTAL	$(318,526)	$(502,833)	$(821,359)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$79,273

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. Capital Stock

The following tables summarize capital stock activity:

Year Ended November 30	2011		2010
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	7,197,584	$67,368,678	11,880,221	$107,497,866
Shares issued to shareholders in payment of distributions declared	555,840	5,170,490	495,504	4,408,541
Shares redeemed	(8,155,151)	(75,652,442)	(8,137,498)	(72,801,466)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(401,727)	$(3,113,274)	4,238,227	$39,104,941
Year Ended November 30	2011		2010
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	338,978	$3,156,809	312,622	$2,830,710
Shares issued to shareholders in payment of distributions declared	58,487	542,834	70,489	622,448
Shares redeemed	(576,389)	(5,368,410)	(656,991)	(5,813,518)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(178,924)	$(1,668,767)	(273,880)	$(2,360,360)
Annual Shareholder Report

Year Ended November 30	2011		2010
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	820,596	$7,664,107	868,169	$7,878,677
Shares issued to shareholders in payment of distributions declared	103,979	963,872	86,419	765,728
Shares redeemed	(664,436)	(6,166,232)	(557,228)	(4,880,232)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	260,139	$2,461,747	397,360	$3,764,173
Year Ended November 30	2011		2010
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	343,893	$3,210,331	98,170	$894,987
Shares issued to shareholders in payment of distributions declared	21,288	198,428	7,905	70,429
Shares redeemed	(125,967)	(1,183,217)	(23,161)	(210,106)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	239,214	$2,225,542	82,914	$755,310
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(81,298)	$(94,752)	4,444,621	$41,264,064

4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to different treatments for foreign currency transactions, swap contracts, partnerships, defaulted securities and discount accretion/premium amortization on debt securities.

For the year ended November 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(993,488)	$993,488

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2011 and 2010, was as follows:

	2011	2010
Ordinary income	$9,560,524	$8,242,824
Annual Shareholder Report

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$479,157
Net unrealized appreciation	$6,326,138
Capital loss carryforwards	$(1,766,877)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for wash sales, discount accretion/premium amortization on debt securities and defaulted bonds.

At November 30, 2011, the cost of investments for federal tax purposes was $159,906,612. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates and outstanding foreign currency commitments was $6,335,143. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $12,430,880 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,095,737.

At November 30, 2010, the Fund had a capital loss carryforward of $1,766,877 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$210,749
2017	$1,556,128

The Fund used capital loss carryforwards of $770,853 to offset taxable capital gains realized during the year ended November 30, 2011.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

5. Investment Adviser Fee and Other Transactions With Affiliates

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, the Adviser voluntarily waived $616,588 of its fee.

Annual Shareholder Report

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. The net fee paid to FAS was 0.129% of average daily net assets of the Fund. For the year ended November 30, 2011, FAS waived $53,321 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, distribution service fees for the Fund were as follows:

Distribution Services Fees Incurred
Class B Shares	$97,139
Class C Shares	214,218
TOTAL	$311,357

For the year ended November 30, 2011, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2011, FSC retained $48,459 of fees paid by the Fund.

Annual Shareholder Report

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2011, FSC retained $40,662 in sales charges from the sale of Class A Shares. FSC also retained $6,854 of CDSC relating to redemptions of Class B Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2011, Service Fees for the Fund were as follows:

Service Fees Incurred
Class A Shares	$297,194
Class B Shares	32,357
Class C Shares	71,231
Class F Shares	8,787
TOTAL	$409,569

For the year ended November 30, 2011, FSSC received $3,992 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 2.00%, 2.00% and 1.25% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) January 31, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Directors.

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Annual Shareholder Report

Transactions with Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2011, the Adviser reimbursed $6,409. Transactions involving affiliated holdings during the year ended November 30, 2011, were as follows:

	Federated Prime Value Obligations Fund, Institutional Shares	Project and Trade Finance Core Fund	Total of Affiliated Transactions
Balance of Shares Held 11/30/2010	1,552,179	104,936	1,657,115
Purchases/Additions	69,915,075	1,097	69,916,172
Sales/Reductions	63,451,985	106,033	63,558,018
Balance of Shares Held 11/30/2011	8,015,269	—	8,015,269
Value	$8,015,269	$ —	$8,015,269
Dividend Income	$8,900	$9,766	$18,666
Capital Gain Distribution	$ —	$1,162	$1,162

6. Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2011, were as follows:

Purchases	$41,039,034
Sales	$45,213,155

7. Concentration of Risk

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. Line of Credit

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the Fund did not utilize the LOC.

9. Interfund Lending

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the program was not utilized.

Annual Shareholder Report

10. Regulatory Settlement Proceeds

For the year ended November 30, 2010, the Fund received $268,530 in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement was recorded as an increase to paid-in capital in the accompanying financial statements.

11. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-03 is not expected to have a material impact on the Fund's financial statements and the accompanying notes, net assets or results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that adoption of ASU No. 2011-04 is not expected to have a material impact on the Fund's financial statements and the accompanying notes.

12. FEDERAL TAX INFORMATION (UNAUDITED)

If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits for foreign taxes paid.

For the fiscal year ended November 30, 2011, the Fund derived $6,987,213 of gross income from foreign sources and paid foreign taxes of $55,007.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated EMERGING MARKET DEBT FUND:

We have audited the accompanying statement of assets and liabilities of Federated Emerging Market Debt Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Emerging Market Debt Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 25, 2012

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2011	Ending Account Value 11/30/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,009.10	$6.30
Class B Shares	$1,000	$1,005.40	$10.05
Class C Shares	$1,000	$1,005.40	$10.05
Class F Shares	$1,000	$1,009.09	$6.30
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.80	$6.33
Class B Shares	$1,000	$1,015.04	$10.10
Class C Shares	$1,000	$1,015.04	$10.10
Class F Shares	$1,000	$1,018.80	$6.33
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.25%
Class B Shares	2.00%
Class C Shares	2.00%
Class F Shares	1.25%

Annual Shareholder Report

Board of Directors and Corporation Officers

The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2011, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 134 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director, Chairman of the Audit Committee, and member of the Compensation Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
Annual Shareholder Report

OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2011

FEDERATed EMERGING MARKET DEBT FUND (the “Fund”)

(formerly, Federated International High Income Fund)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2011. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Annual Shareholder Report

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are reasonable and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes Annual Shareholder Report were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Emerging Market Debt Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U771
Cusip 31428U763
Cusip 31428U755
Cusip 31428U649

G01949-01 (1/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

Annual Shareholder Report
November 30, 2011

Share Class	Ticker
A	FGFAX
B	FGFBX
C	FGFCX
Institutional	FGFLX

Federated International Leaders Fund

Fund Established 1998

A Portfolio of Federated World Investment Series, Inc.

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2010 through November 30, 2011. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended November 30, 2011, was -8.04% for Class A Shares, -8.67% for Class B Shares, -8.69% for Class C Shares and -7.79% for Institutional Shares. The total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index1 (MSCI-EAFE), a broad-based securities market index, was -4.12% for the same period. The Fund's total return for the reporting period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI-EAFE.

The following discussion will focus on the performance of the Fund's Institutional Shares.

MARKET OVERVIEW

It was a very volatile reporting period and, as a result, major equity markets posted negative returns, except in North America. For the most part, earnings results were better than expected over the reporting period. However, investor sentiment rose and fell in response to wide-ranging developments from not only within Europe, but also from unforeseen events in the United States, Asia and the Middle East. In Europe, the EU sovereign debt crisis continued to weigh on equity markets. The contagion spread beyond Greece, Portugal and Ireland and raised solvency concerns in Italy and Spain. As a result, the European Central Bank (ECB) and European finance ministers continued to work on a solution to stem the funding crisis in Europe, but there lacked an agreed upon plan which was sizable, concrete and adequately funded. Consequently, this uncertainty continued to weigh on European equity markets and, to a greater extent, on the European banking sector.

Outside of Europe, news flow had a negative bias, which also weighed on investor sentiment. In the U.S., despite periodic pockets of economic strength, unemployment remained stubbornly high and rating agencies raised concerns over the level of outstanding U.S. government debt and the inability of the government to show fiscal prudence. As a result, S&P downgraded the U.S. long-term credit rating from “AAA” to “AA+” with a negative outlook. Within Asia, China continued with their bias toward monetary tightening and Japan attempted to slowly recover from March's devastating earthquake and tsunami. In the Middle East, social unrest led to government upheaval in Egypt, Tunisia and Libya and subsequently raised concerns about the region's stability.

Annual Shareholder Report

1

As a result, international equity markets, as measured by the MSCI-EAFE, returned -4.12% on a total return basis during the reporting period. On a regional basis, North America was the strongest performer. The MSCI North America Index2 gained 6.03% during the reporting period. On the other hand, the MSCI Emerging Markets Index3 returned -11.54%, MSCI Japan4 returned -8.56% and MSCI Europe5 returned -2.08%.

Over the reporting period, the U.S. dollar returned -7.3% against the Japanese yen and -3.6% against the euro. On the commodity front, gold added 26.0%, crude oil gained 19.3% and copper returned -4.5%.

FUND PERFORMANCE6

The key drivers of the Fund's underperformance compared to the MSCI-EAFE related to stock selection in the Financial and Energy sectors and the Fund's underweight position in Health Care. Within Financials, the Fund's exposure to European and Hong Kong financials weighed on performance. In Europe, BNP Paribas and Credit Suisse were negatively impacted by European sovereign risk concerns, declining investment bank profitability and fears that their balance sheets required more equity financing. In Hong Kong, Wing Hang Bank and Dah Sing Financial Holdings were negatively impacted by the monetary tightening measures in China. In Energy, the Fund was geared more to exploration and production companies and oilfield service stocks, both of which underperformed large-integrated oil companies such as Royal Dutch Shell. The main culprits were Weatherford International and Soco International. Lastly, the Fund was underweight Health Care, which was one of the top performing sectors during the reporting period. Despite attractive valuations within large-cap pharmaceutical stocks, we were concerned about their growth profile, which was affected by continued pricing pressure and generic competition.

On the positive side, the Fund's relative performance was aided by its larger-than-normal cash position, strong stock selection within Information Technology and Materials sectors and the Fund's large underweight position in Japan. In regards to our cash position during the reporting period, the Fund carried an average cash buffer of greater than 6%, which was beneficial in declining equity markets. Historically, the Fund has been managed with significantly lower cash levels, but we felt this was prudent given the volatility within the equity markets. In Information Technology, German software provider SAP AG benefited from stronger product demand and subsequently better-than-expected earnings results. In Materials, the Fund was underweight diversified miners (BHP Billiton Plc & Rio Tinto Plc), which underperformed our exposure to building materials companies, such as Ireland's CRH Plc. Lastly, the Fund was underweight Japan, which continued to suffer from weak domestic demand and a strong Japanese yen.

Annual Shareholder Report

2

1	The MSCI-EAFE Index is an unmanaged market capitalization index consisting of 22 developed market country indices and represents the developed world outside of North America. The index is unmanaged, and investments cannot be made in an index.
2	The MSCI North America Index measures the equity market performance of two developed markets in North America, U.S. and Canada. The index is unmanaged, and investments cannot be made in an index.
3	The MSCI Emerging Markets Index measures the equity market performance of 21 emerging market country indices. The index is unmanaged, and investments cannot be made in an index.
4	The MSCI Japan Index measures the performance of the Japanese equity market. It is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization. The index is unmanaged, and investments cannot be made in an index.
5	The MSCI Europe Index measures the equity market performance of 16 developed markets in Europe. The index is unmanaged, and investments cannot be made in an index.
6	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated International Leaders Fund (the “Fund”) from November 30, 2001 to November 30, 2011, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE).2

Average Annual Total Returns for the Period Ended 11/30/2011

(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)

Share Class	1 Year	5 Years	10 Years
Class A Shares	-13.10%	-1.81%	5.33%
Class B Shares	-13.70%	-1.82%	5.28%
Class C Shares	-9.60%	-1.44%	5.13%
Institutional Shares[3]	-7.79%	-0.62%	5.97%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Annual Shareholder Report

4

Growth of a $10,000 Investment – CLASS A SHARES

  Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

Growth of a $10,000 Investment – CLASS B SHARES

  Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

Annual Shareholder Report

5

Growth of a $10,000 Investment – CLASS C SHARES

  Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

Growth of a $10,000 Investment – Institutional SHARES3

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; For Class C Shares, a 1.00% deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI-EAFE is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The Fund's Institutional Shares commenced operations on June 21, 2010. For the period prior to the commencement of operations of Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report
6

Portfolio of Investments Summary Tables (unaudited)

At November 30, 2011, the Fund's portfolio composition1 was as follows:

Country	Percentage of Total Net Assets
Switzerland	19.3%
United Kingdom	17.1%
Germany	10.0%
France	8.2%
Ireland	5.8%
Jersey Channel Isle	5.5%
Hong Kong	4.6%
Bermuda	4.5%
Singapore	3.9%
Sweden	3.5%
Netherlands	2.7%
United States	2.2%
Canada	2.0%
Mexico	2.0%
Spain	1.2%
Australia	1.0%
Norway	0.7%
Other Security[2]	3.8%
Cash Equivalents[3]	2.0%
Other Assets and Liabilities — Net[4,5]	0.0%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Other Security includes an Investment Fund.
3	Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5	Represents less than 0.1%.

Annual Shareholder Report

7

At November 30, 2011, the Fund's sector classification composition6 was as follows:

Sector Classification	Percentage of Total Net Assets
Financials	25.0%
Consumer Discretionary	20.5%
Industrials	17.8%
Materials	12.1%
Consumer Staples	11.3%
Energy	4.4%
Information Technology	3.1%
Other Security[2]	3.8%
Cash Equivalents[3]	2.0%
Other Assets and Liabilities — Net[4,5]	0.0%
TOTAL	100.0%
6	Except for Other Security, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report
8

Portfolio of Investments

November 30, 2011

Shares		Value in U.S. Dollars
	COMMON STOCKS – 94.2%
	Australia – 1.0%
1,174,700	Boart Longyear Group	3,778,816
	Bermuda – 4.5%
539,123	Invesco Ltd.	10,917,241
161,869	Signet Jewelers Ltd.	7,167,559
	TOTAL	18,084,800
	Canada – 2.0%
211,281	Nexen, Inc.	3,519,451
98,400	Potash Corp. of Saskatchewan, Inc.	4,264,656
	TOTAL	7,784,107
	France – 8.2%
268,118	Accor SA	7,507,820
275,200	AXA	4,003,223
170,932	BNP Paribas SA	6,859,322
314,240	Edenred	8,381,522
22,923	L'Oreal SA	2,480,259
346,103	Tf1 — Tv Francaise	3,595,364
	TOTAL	32,827,510
	Germany – 10.0%
95,475	Bayerische Motoren Werke AG	7,187,377
199,734	Daimler AG	9,063,158
187,034	Heidelberger Zement AG	7,852,220
210,431	SAP AG	12,554,995
121,571	ThyssenKrupp AG	3,136,493
	TOTAL	39,794,243
	Hong Kong – 4.6%
1,044,450	Dah Sing Financial Group	3,032,900
1,610,900	Hang Lung Properties Ltd.	4,874,937
487,086	Sun Hung Kai Properties	6,049,762
538,174	Wing Hang Bank Ltd.	4,466,003
	TOTAL	18,423,602
	Ireland – 5.8%
571,086	CRH PLC	11,019,526
1,053,303	Grafton Group PLC	3,616,967
Annual Shareholder Report
9

Shares			Value in U.S. Dollars
262,100		Ingersoll-Rand PLC, Class A	8,680,752
		TOTAL	23,317,245
		Jersey Channel Isle – 5.5%
779,770		UBM PLC	6,157,248
251,936		Wolseley PLC	7,555,384
785,052		WPP PLC	8,229,615
		TOTAL	21,942,247
		Mexico – 2.0%
56,900		Grupo Aeroportuario del Sureste SAB de CV, Class B, ADR	3,207,453
238,300		Grupo Televisa SA, ADR	4,947,108
		TOTAL	8,154,561
		Netherlands – 2.7%
208,793		Akzo Nobel NV	10,602,462
		Norway – 0.7%
70,156		Yara International ASA	2,865,348
		Singapore – 3.9%
711,000		City Developments Ltd.	5,497,132
606,238		DBS Group Holdings Ltd.	6,035,859
332,904		United Overseas Bank Ltd.	4,049,530
		TOTAL	15,582,521
		Spain – 1.2%
644,051		Banco Santander, SA	4,832,157
		Sweden – 3.5%
416,800		Assa Abloy AB, Class B	10,273,463
332,900		Volvo AB, Class B	3,832,297
		TOTAL	14,105,760
		Switzerland – 19.3%
205,500		ABB Ltd.	3,894,402
248,610		Adecco SA	10,800,501
117,512		Compagnie Financiere Richemont SA, Class A	6,353,991
500,075		Credit Suisse Group AG	12,123,770
9,348		Givaudan SA	8,715,459
293,312	[1]	Julius Baer Group Ltd.	10,491,893
153,342		Nestle SA	8,598,194
19,349		Swatch Group AG, Class B	7,541,569
563,971	[1]	Weatherford International Ltd.	8,549,800
		TOTAL	77,069,579
Annual Shareholder Report
10

Shares			Value in U.S. Dollars
		United Kingdom – 17.1%
1,242,009		Britvic PLC	6,620,172
546,252		Diageo PLC	11,677,652
1,601,994		HSBC Holdings PLC	12,560,474
265,827		Imperial Tobacco Group PLC	9,564,778
297,899		InterContinental Hotels Group PLC	5,169,194
1,137,808		Michael Page International PLC	6,889,526
123,427		Reckitt Benckiser Group PLC	6,239,029
196,932		Schroders PLC	4,168,915
1,105,000	[1]	SOCO International PLC	5,392,859
		TOTAL	68,282,599
		United States – 2.2%
524,800		International Game Technology	8,953,088
		TOTAL COMMON STOCKS (IDENTIFIED COST $374,834,569)	376,400,645
		INVESTMENT FUND – 3.8%
291,583		iShares MSCI EAFE Index Fund (IDENTIFIED COST $17,323,527)	14,955,292
		MUTUAL FUND – 2.0%
7,997,219	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.20% (AT NET ASSET VALUE)	7,997,219
		TOTAL INVESTMENTS — 100.0% (IDENTIFIED COST $400,155,315)[4]	399,353,156
		OTHER ASSETS AND LIABILITIES - NET — 0.0%[5]	48,325
		TOTAL NET ASSETS — 100%	$399,401,481
1	Non-income producing security.
2	Affiliated holding.
3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $406,352,638.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

Annual Shareholder Report
11

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments In Mutual Funds	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Securities:
Common Stock:
Domestic	$8,953,088	$ —	$ —	$8,953,088
International	51,254,020	316,193,537[1]	—	367,447,557
Investment Fund	14,955,292	—	—	14,955,292
Mutual Fund	7,997,219	—	—	7,997,219
TOTAL SECURITIES	$83,159,619	$316,193,537	$ —	$399,353,156
1	Includes $198,314,493 of securities transferred from Level 1 to Level 2 because fair market value factors were applied to equity securities traded principally in foreign markets to account for significant post market close activity. Transfers shown represent the value of the securities at the beginning of the period.

The following acronym is used throughout this portfolio:

ADR	— American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
12

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$23.32	$21.24	$13.97	$26.04	$23.49
Income From Investment Operations:
Net investment income[1]	0.14	0.07	0.16	0.32	0.21
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.12)	2.02	7.58	(12.22)	2.82
TOTAL FROM INVESTMENT OPERATIONS	(1.98)	2.09	7.74	(11.90)	3.03
Less Distributions:
Distributions from net investment income	(0.04)	(0.01)	(0.47)	(0.17)	(0.48)
Redemption Fees	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlements Proceeds	0.11[3]	—	—	—	—
Net Asset Value, End of Period	$21.41	$23.32	$21.24	$13.97	$26.04
Total Return[4]	(8.04)%[3]	9.85%	56.56%	(46.00)%	13.09%
Ratios to Average Net Assets:
Net expenses	1.49%[5]	1.65%[5]	1.78%	1.65%	1.65%
Net investment income	0.58%	0.33%	0.98%	1.45%	0.83%
Expense waiver/reimbursement[6]	0.17%	0.12%	0.42%	0.24%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$214,019	$186,495	$178,706	$51,749	$115,052
Portfolio turnover	35%	24%	21%	3%	12%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the year ended November 30, 2011, the Fund received regulatory settlements from unaffiliated third parties, which had an impact of 0.47% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.49% and 1.65% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
13

Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$22.02	$20.20	$13.12	$24.49	$22.14
Income From Investment Operations:
Net investment income (loss)[1]	(0.04)	(0.09)	0.03	0.13	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.98)	1.91	7.18	(11.50)	2.66
TOTAL FROM INVESTMENT OPERATIONS	(2.02)	1.82	7.21	(11.37)	2.68
Less Distributions:
Distributions from net investment income	—	—	(0.13)	—	(0.33)
Redemption Fees	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlements Proceeds	0.11[3]	—	—	—	—
Net Asset Value, End of Period	$20.11	$22.02	$20.20	$13.12	$24.49
Total Return[4]	(8.67)%[3]	9.01%	55.41%	(46.43)%	12.23%
Ratios to Average Net Assets:
Net expenses	2.24%[5]	2.40%[5]	2.52%	2.40%	2.40%
Net investment income (loss)	(0.19)%	(0.42)%	0.22%	0.64%	0.06%
Expense waiver/reimbursement[6]	0.17%	0.12%	0.43%	0.24%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$15,169	$15,973	$18,719	$12,837	$46,055
Portfolio turnover	35%	24%	21%	3%	12%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the year ended November 30, 2011, the Fund received regulatory settlements from unaffiliated third parties, which had an impact of 0.50% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.24% and 2.40% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
14

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$21.98	$20.16	$13.15	$24.55	$22.20
Income From Investment Operations:
Net investment income (loss)[1]	(0.04)	(0.09)	0.03	0.14	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.98)	1.91	7.17	(11.54)	2.67
TOTAL FROM INVESTMENT OPERATIONS	(2.02)	1.82	7.20	(11.40)	2.69
Less Distributions:
Distributions from net investment income	—	—	(0.19)	—	(0.34)
Redemption Fees	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	0.11[3]	—	—	—	—
Net Asset Value, End of Period	$20.07	$21.98	$20.16	$13.15	$24.55
Total Return[4]	(8.69)%[3]	9.03%	55.37%	(46.44)%	12.27%
Ratios to Average Net Assets:
Net expenses	2.24%[5]	2.40%[5]	2.54%	2.39%	2.39%
Net investment income (loss)	(0.19)%	(0.43)%	0.18%	0.68%	0.09%
Expense waiver/reimbursement[6]	0.17%	0.13%	0.41%	0.24%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$36,433	$38,557	$36,918	$5,474	$14,662
Portfolio turnover	35%	24%	21%	3%	12%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the year ended November 30, 2011, the Fund received regulatory settlements from unaffiliated third parties, which had an impact of 0.50% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.24% and 2.40% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
15

Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 11/30/2011	Period Ended 11/30/2010[1]
Net Asset Value, Beginning of Period	$23.35	$20.61
Income From Investment Operations:
Net investment income (loss)[2]	0.15	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.08)	2.75
TOTAL FROM INVESTMENT OPERATIONS	(1.93)	2.74
Less Distributions:
Distributions from net investment income	(0.07)	—
Redemption Fees	—	0.00[3]
Regulatory Settlement Proceeds	0.12[4]	—
Net Asset Value, End of Period	$21.47	$23.35
Total Return[5]	(7.79)%[4]	13.29%
Ratios to Average Net Assets:
Net expenses[6]	1.24%	1.24%[7]
Net investment income (loss)	0.69%	(0.07)%[7]
Expense waiver/reimbursement[8]	0.18%	0.23%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$133,781	$15,947
Portfolio turnover	35%	24%[9]
1	Reflects operations for the period from June 21, 2010 (date of initial investment) to November 30, 2010.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	During the year ended November 30, 2011, the Fund received regulatory settlements from unaffiliated third parties, which had an impact of 0.52% on the total return.
5	Based on net asset value. Total returns for periods of less than one year are not annualized.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.24% and 1.24% for the year ended November 30, 2011 and for the period ended November 30, 2010, respectively, after taking into account these expense reductions.
7	Computed on an annualized basis.
8	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
9	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended November 30, 2010.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
16

Statement of Assets and Liabilities

November 30, 2011

Assets:
Total investments in securities, at value including $7,997,219 of investment in an affiliated holding (Note 5) (identified cost $400,155,315)		$399,353,156
Cash denominated in foreign currencies (identified cost $116,391)		116,899
Receivable for shares sold		901,233
Income receivable		628,744
TOTAL ASSETS		401,000,032
Liabilities:
Payable for shares redeemed	$1,246,621
Payable for transfer and dividend disbursing agent fees and expenses	125,167
Payable for shareholder services fee (Note 5)	71,089
Payable for distribution services fee (Note 5)	31,712
Payable for custodian fees	29,674
Payable for auditing fees	28,100
Payable for Directors'/Trustees' fees	462
Accrued expenses	65,726
TOTAL LIABILITIES		1,598,551
Net assets for 18,793,621 shares outstanding		$399,401,481
Net Assets Consist of:
Paid-in capital		$466,865,387
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(743,966)
Accumulated net realized loss on investments and foreign currency transactions		(68,516,154)
Undistributed net investment income		1,796,214
TOTAL NET ASSETS		$399,401,481
Annual Shareholder Report
17

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($214,018,655 ÷ 9,994,429 shares outstanding), $0.001 par value, 300,000,000 shares authorized	$21.41
Offering price per share (100/94.50 of $21.41)	$22.66
Redemption proceeds per share	$21.41
Class B Shares:
Net asset value per share ($15,168,516 ÷ 754,347 shares outstanding), $0.001 par value, 200,000,000 shares authorized	$20.11
Offering price per share	$20.11
Redemption proceeds per share (94.50/100 of $20.11)	$19.00
Class C Shares:
Net asset value per share ($36,432,862 ÷ 1,815,128 shares outstanding), $0.001 par value, 200,000,000 shares authorized	$20.07
Offering price per share	$20.07
Redemption proceeds per share (99.00/100 of $20.07)	$19.87
Institutional Shares:
Net asset value per share ($133,781,448 ÷ 6,229,717 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$21.47
Offering price per share	$21.47
Redemption proceeds per share	$21.47

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
18

Statement of Operations

Year Ended November 30, 2011

Investment Income:
Dividends (including $41,072 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $560,258)			$7,719,534
Expenses:
Investment adviser fee (Note 5)		$3,770,741
Administrative fee (Note 5)		294,519
Custodian fees		98,368
Transfer and dividend disbursing agent fees and expenses		801,080
Directors'/Trustees' fees		233
Auditing fees		28,124
Legal fees		5,889
Portfolio accounting fees		125,608
Distribution services fee (Note 5)		460,119
Shareholder services fee (Note 5)		740,390
Account administration fee (Note 2)		15,879
Share registration costs		87,586
Printing and postage		82,437
Insurance premiums		4,769
Taxes		23,188
Miscellaneous		10,754
TOTAL EXPENSES		6,549,684
Waivers, Reimbursement and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(629,431)
Waiver of administrative fee (Note 5)	(7,566)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(3,038)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		(640,035)
Net expenses			5,909,649
Net investment income			1,809,885
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			2,963,551
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(68,357,873)
Net realized and unrealized loss on investments and foreign currency transactions			(65,394,322)
Change in net assets resulting from operations			$(63,584,437)

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
19

Statement of Changes in Net Assets

Year Ended November 30	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,809,885	$350,578
Net realized gain on investments and foreign currency transactions	2,963,551	342,682
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(68,357,873)	20,294,048
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(63,584,437)	20,987,308
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(358,065)	(94,049)
Institutional Shares	(51,018)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(409,083)	(94,049)
Share Transactions:
Proceeds from sale of shares	252,648,075	87,519,632
Proceeds from shares issued in connection with the tax-free transfer of assets from Tributary International Equity Fund	100,550,701	—
Net asset value of shares issued to shareholders in payment of distributions declared	355,278	83,039
Cost of shares redeemed	(148,625,061)	(85,886,619)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	204,928,993	1,716,052
Redemption Fees	—	18,915
Regulatory Settlement Proceeds:
Net increase from regulatory settlements (Note 11)	1,494,391	—
Change in net assets	142,429,864	22,628,226
Net Assets:
Beginning of period	256,971,617	234,343,391
End of period (including undistributed net investment income of $1,796,214 and $439,476, respectively)	$399,401,481	$256,971,617

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
20

Notes to Financial Statements

November 30, 2011

1. Organization

Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Leaders Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.

On July 22, 2011, the Fund acquired all of the net assets of Tributary International Equity Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange solely for Institutional Shares of the Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on July 21, 2011. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and Institutional Shares issued by the Fund were recorded at fair value; however; the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on December 1, 2010, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended November 30, 2011, are as follows:

Net investment income*	$4,014,733
Net realized and unrealized loss on investments and foreign currency transactions	$(54,863,242)
Net decrease in net assets resulting from operations	$(50,848,509)
*	Net investment income includes $847,026 of pro forma additional expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund's Statement of Operations as of November 30, 2011. For every one share exchanged, a shareholder of Tributary International Equity Fund received approximately 0.40 Institutional Shares of Federated International Leaders Fund. The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:

Institutional Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation†	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
3,840,762	$100,550,701	$9,420,044	$406,802,775	$507,353,476

†	Unrealized Appreciation is included in the Acquired Fund Net Assets Received amount shown above.
Annual Shareholder Report

21

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

Annual Shareholder Report

22

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or subcustodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

Annual Shareholder Report

23

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Institutional Shares may bear account administration fees, distribution services fees and shareholder services fees unique to those classes. For the year ended November 30, 2011, account administration fees for the Fund were as follows:

Account Administration Fees Incurred
Class A Shares	$15,282
Class C Shares	597
TOTAL	$15,879

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2011, tax years 2008 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

Annual Shareholder Report

24

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $306 and $6,338, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.

At November 30, 2011, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Annual Shareholder Report

25

Additional Disclosure Related to Derivative Instruments

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(51,290)
Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$2,791

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. Capital Stock

The following tables summarize capital stock activity:

Year Ended November 30	2011		2010
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	6,052,025	$153,662,339	2,563,605	$56,693,826
Shares issued to shareholders in payment of distributions declared	11,897	304,688	3,812	83,039
Shares redeemed	(4,067,164)	(98,422,390)	(2,983,876)	(63,680,063)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,996,758	$55,544,637	(416,459)	$(6,903,198)
Year Ended November 30	2011		2010
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	314,254	$7,560,781	189,388	$3,862,656
Shares redeemed	(285,158)	(6,475,016)	(390,846)	(7,879,772)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	29,096	$1,085,765	(201,458)	$(4,017,116)
Annual Shareholder Report
26

Year Ended November 30	2011		2010
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	989,036	$23,522,753	588,838	$12,111,268
Shares redeemed	(927,757)	(21,356,229)	(665,869)	(13,615,712)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	61,279	$2,166,524	(77,031)	$(1,503,904)
Period Ended November 30	2011		2010[1]
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,692,114	$67,902,202	713,210	$14,851,882
Proceeds from shares issued in connection with the tax-free transfer of assets from Tributary International Equity Fund	3,840,762	100,550,701	—	—
Shares issued to shareholders in payment of distributions declared	1,974	50,590	—	—
Shares redeemed	(988,060)	(22,371,426)	(30,283)	(711,612)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	5,546,790	$146,132,067	682,927	$14,140,270
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	7,633,923	$204,928,993	(12,021)	$1,716,052
1	Reflects operations for the period from June 21, 2010 (date of initial investment) to November 30, 2010.

Redemption Fees

Prior to January 31, 2011, the Fund imposed a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares who redeemed shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2011, there were no redemption fees. For the year ended November 30, 2010, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $14,336, $1,430, $3,020 and $129, respectively.

4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for foreign currency transactions, regulatory settlement proceeds and capital loss carryforwards acquired through a merger.

Annual Shareholder Report

27

For the year ended November 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

	Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$9,754,815	$(44,064)	$(9,710,751)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2011 and 2010, was as follows:

	2011	2010
Ordinary income	$409,083	$94,049

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,755,950
Net unrealized depreciation	$(6,941,289)
Capital loss carryforwards	$(62,278,567)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and the redesignation of a security dividend to capital.

At November 30, 2011, the cost of investments for federal tax purposes was $406,352,638. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates was $6,999,482. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $46,054,173 and net unrealized depreciation from investments for those securities having an excess of cost over value of $53,053,655.

At November 30, 2011, the Fund had a capital loss carryforward of $62,278,567 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2015	$26,589,640
2016	$24,743,792
2017	$10,945,135

Annual Shareholder Report

28

As a result of the tax-free transfer of assets from Federated International Equity Fund and Tributary International Equity Fund, the use of certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $10,130,025 to offset taxable capital gains realized during the year ended November 30, 2011.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

5. Investment Adviser Fee and Other Transactions With Affiliates

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2011, the Adviser voluntarily waived $600,298 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $7,566 of its fee.

Annual Shareholder Report

29

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

On June 15, 2010, the Board of Directors approved an amendment to the Distribution Plan to reduce the distribution (12b-1) fee that may be charged by the Fund's Class A Shares from 0.25% to 0.05%. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, distribution services fees for the Fund were as follows:

Distribution Services Fees Incurred
Class B Shares	$133,961
Class C Shares	326,158
TOTAL	$460,119

For the year ended November 30, 2011, FSC retained $73,054 of fees paid by the Fund. For the year ended November 30, 2011, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2011, FSC retained $45,661 in sales charges from the sale of Class A Shares. FSC also retained $16,386 of CDSC relating to redemptions on Class B Shares and $1,753 relating to redemptions on Class C Shares.

Annual Shareholder Report

30

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $15,178 of Service Fees for the year ended November 30, 2011. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2011, Service Fees for the Fund were as follows:

Service Fees Incurred
Class A Shares	$588,196
Class B Shares	44,654
Class C Shares	107,540
TOTAL	$740,390

For the year ended November 30, 2011, FSSC received $12,447 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.49%, 2.24%, 2.24% and 1.24% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.

Interfund Transactions

During the year ended November 30, 2011, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $719,806 and $0, respectively.

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Annual Shareholder Report

31

Transactions Involving Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2011, the Adviser reimbursed $29,133. Transactions involving the affiliated holdings during the year ended November 30, 2011, were as follows:

Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2010	2,847,596
Purchases/Additions	173,989,354
Sales/Reductions	168,839,731
Balance of Shares Held 11/30/2011	7,997,219
Value	$7,997,219
Dividend Income	$41,072

6. Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2011, the Fund's expenses were reduced by $3,038 under these arrangements.

7. Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2011, were as follows:

Purchases	$230,618,771
Sales	$124,347,540

8. Concentration of Risk

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the Fund did not utilize the LOC.

Annual Shareholder Report

32

10. Interfund Lending

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the program was not utilized.

11. Regulatory Settlement Proceeds

The Fund received $1,494,391 for the year ended November 30, 2011 in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlements are recorded as an increase to paid-in capital in the accompanying financial statements.

12. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-03 is not expected to have a material impact on the Fund's financial statements and the accompanying notes, net assets or results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-04 is not expected to have a material impact on the Fund's financial statements and the accompanying notes.

13. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2011, 100.0% of total ordinary income distributions paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended November 30, 2011, 4.78% qualify for the dividend received deduction available to corporate shareholders.

If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits for foreign taxes paid.

For the fiscal year ended November 30, 2011, the Fund derived $8,150,512 of gross income from foreign sources and paid foreign taxes of $545,590.

Annual Shareholder Report
33

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF Federated WORLD INVESTMENT SERIES funds, inc. AND SHAREHOLDERS OF federated INTERNATIONAL LEADERS fund:

We have audited the accompanying statement of assets and liabilities of Federated International Leaders Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Leaders Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 25, 2012

Annual Shareholder Report
34

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

35

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2011	Ending Account Value 11/30/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$788.00	$6.68
Class B Shares	$1,000	$785.20	$10.02
Class C Shares	$1,000	$785.20	$10.02
Institutional Shares	$1,000	$789.00	$5.56
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,017.60	$7.54
Class B Shares	$1,000	$1,013.84	$11.31
Class C Shares	$1,000	$1,013.84	$11.31
Institutional Shares	$1,000	$1,018.85	$6.28
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.49%
Class B Shares	2.24%
Class C Shares	2.24%
Institutional Shares	1.24%

Annual Shareholder Report

36

Board of Directors and Corporation Officers

The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2011, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 134 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

37

INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director, Chairman of the Audit Committee, and member of the Compensation Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report
38

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
Annual Shareholder Report
39

OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report
40

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

41

Evaluation and Approval of Advisory Contract – May 2011

federated iNTERnational leaders fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2011. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

42

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report

43

mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Annual Shareholder Report

44

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are reasonable and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes Annual Shareholder Report

45

were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report
46

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report
47

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Leaders Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U847
Cusip 31428U839
Cusip 31428U821
Cusip 31428U623

G02455-03 (1/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

Annual Shareholder Report
November 30, 2011

Share Class	Ticker
A	ISCAX
B	ISCBX
C	ISCCX
Institutional	ISCIX

Federated International Small-Mid Company Fund

Fund Established 1996

A Portfolio of Federated World Investment Series, Inc.

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2010 through November 30, 2011. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)

The Fund's total return based on net asset value for the fiscal year ended November 30, 2011 was -5.11% for Class A Shares, -5.87% for Class B Shares, -5.87% for Class C Shares and -4.94% for the Institutional Shares. The total return of the S&P Developed ex-U.S. Small Cap Growth Index,1 a broad-based securities market index, was -3.31% for the same period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.

The following discussion will focus on the performance of the Fund's Institutional Shares.

Market Overview

This reporting period was very volatile with several global external shocks affecting market sentiment more than fundamental investing, which resulted in many major equity markets posting negative returns. Companies' earnings results were better than expected over the reporting period. However, investor sentiment rose and fell in response to wide-ranging developments from not only within Europe, but also from unforeseen events in the U.S., Asia and the Middle East. In Europe, the EU sovereign debt crisis continued to weigh on equity markets. The contagion spread beyond Greece, Portugal and Ireland and raised solvency concerns in Italy and Spain. As a result, the European Central Bank (ECB) and European finance ministers continued to work on a solution to stem the funding crisis in Europe, but there lacked an agreed upon plan which was sizable, concrete and adequately funded. Consequently, this continued uncertainty continued to weigh on European equity markets and, to a greater extent, on the European banking sector. The crisis caused government leaderships to resign their posts, namely Italy and Greece. Subsequent Spanish elections also mandated a change in Spain's future leadership.

In the U.S., despite periodic pockets of economic strength, unemployment remained stubbornly high and rating agencies raised concerns over the level of outstanding U.S. government debt and the inability of the government to show fiscal prudence. As a result, S&P downgraded the U.S. long-term credit rating from “AAA” to “AA+” with a negative outlook. Within Asia, China continued with their bias toward monetary tightening and Japan attempted to slowly recover from March's devastating earthquake, tsunami and subsequent nuclear crisis. The Middle East gave rise to social unrest leading to additional government upheavals in Egypt, Tunisia, Yemen and Libya, raising concerns about the region's stability.

Annual Shareholder Report

1

Japanese small caps posted the highest returns of all countries as the S&P Japan Small Cap Growth Index2 gained 3.5% during the reporting period. On a regional basis, the S&P Asia Pacific Ex-Japan Small Cap Growth Index3 had the worst performance returning -6.6%. The S&P Europe Small Cap Growth Index4 fell 3.5% while the S&P Emerging Small Cap Growth Index5 fell 24.6%, led by steep declines in the small caps listed in Egypt, China, Taiwan and India, among other emerging market countries.

The U.S. dollar depreciated against most major currencies over this reporting period as the euro gained 3.6%, the Japanese yen gained 7.3% and the Canadian dollar rose by 0.9% against the U.S. dollar. The Swiss franc had the largest gain, 9.0% against the dollar. British sterling declined 0.9% against the U.S. dollar.

Fund Performance6

Positive relative performance came from strong stock selection in Technology, Materials and Consumer Discretionary sectors. From a regional perspective, the Fund benefited from its strong stock selection in the United Kingdom, France and Italy.

Individual stocks that contributed most significantly to the Fund's performance included: Asos Plc, a UK online retailer; Rightmove Plc, a UK online real estate listing service; and Yoox Spa, an Italian online retailer. The Fund also benefited this past year from a number of its investments being acquired for a premium, namely: Autonomy, Rhodia and Consolidated Thompson Iron Mines.

The Fund's relative performance was hindered by weak stock selection in Financials and Industrials where the Fund was also relatively overweight. The Fund's out-of-benchmark investments in Brazil also weakened the Fund's performance. The Fund's underweight exposure relative to the benchmark and poor stock selection in Japan detracted from the Fund's performance during this reporting period. Japan was a particularly difficult investing environment this year with the natural disasters and the nuclear radiation concerns negatively impacting the markets. An overweight investment in Germany worked well for the first-half of the year, but it produced negative returns during the latter half of the reporting period.

Stocks that held back relative performance included: Hypermarcas SA and Lojas Renner SA, Brazilian retailers; Dah Sing Financial Group, a Hong Kong bank; and Commerzbank AG, a German retail and commercial bank.

Annual Shareholder Report

2

1	The S&P Developed ex-U.S. Small Cap Growth Index was formerly known as S&P/Citigroup EMI Growth World ex-U.S. Index. The S&P Developed ex-U.S. Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Developed ex-U.S. Small Cap Growth Index represents approximately 3,552 small-cap companies from the developed nations in North America, Europe, Asia Pacific and Africa/Middle East (excluding the United States) that exhibit strong growth characteristics. The index is unmanaged, and investments cannot be made in an index.
2	The S&P Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. The S&P Japan Small Cap Growth Index represents approximately 954 small-cap companies from Japan that exhibit strong growth characteristics. The index is unmanaged, and investments cannot be made in an index.
3	The S&P Asia Pacific Ex-Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Asia Pacific Ex-Japan Small Cap Growth Index represents approximately 884 small-cap companies from Australia, Hong Kong, New Zealand, Singapore and South Korea that exhibit strong growth characteristics. The index is unmanaged, and investments cannot be made in an index.
4	The S&P Europe Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Europe Small Cap Growth Index represents approximately 1,283 small-cap companies from Europe that exhibit strong growth characteristics. The index is unmanaged, and investments cannot be made in an index.
5	The S&P Emerging Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Emerging Small Cap Growth Index represents approximately 1,652 small-cap companies from Europe, Asia Pacific, Latin America and Africa/Middle East that exhibit strong growth characteristics. The index is unmanaged, and investments cannot be made in an index.
6	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated International Small-Mid Company Fund (the “Fund”) from November 30, 2001 to November 30, 2011 compared to the S&P Developed ex-U.S. Small Cap Growth Index.2

Average Annual Total Returns for the Period Ended 11/30/2011

(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)

Share Class	1 Year	5 Years	10 Years
Class A Shares	-10.32%	-3.04%	7.49%
Class B Shares	-11.04%	-3.05%	7.43%
Class C Shares	-6.81%	-2.70%	7.28%
Institutional Shares[3]	-4.94%	-1.79%	8.18%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Annual Shareholder Report

4

Growth of a $10,000 Investment – class A Shares

  Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

Growth of a $10,000 Investment – class B Shares

  Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

Annual Shareholder Report

5

Growth of a $10,000 Investment – class C Shares

  Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

Growth of a $10,000 Investment – Institutional shares3

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; For Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Developed ex-U.S. Small Cap Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The S&P Developed ex-U.S. Small Cap Growth Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.
3	The Fund's Institutional Shares commenced operations on March 31, 2008. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.

Annual Shareholder Report
6

Portfolio of Investments Summary Tables (unaudited)

At November 30, 2011, the Fund's portfolio composition1 was as follows:

Country	Percentage of Total Net Assets
United Kingdom	22.0%
Japan	11.3%
Germany	7.9%
Canada	7.8%
France	7.8%
Italy	4.5%
Singapore	4.2%
Netherlands	3.6%
Bermuda	3.5%
Cayman Islands	3.3%
Sweden	3.1%
Norway	2.7%
Austria	2.1%
Switzerland	1.5%
Indonesia	1.2%
Australia	1.0%
Ireland	1.0%
Israel	1.0%
Thailand	1.0%
Brazil	0.9%
Mexico	0.9%
Panama	0.8%
Hong Kong	0.5%
Spain	0.4%
Luxembourg	0.1%
Other[2]	2.1%
Cash Equivalents[3]	5.5%
Other Assets and Liabilities — Net[4]	(1.7)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Other includes exchange-traded funds.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Annual Shareholder Report

7

At November 30, 2011, the Fund's sector classification composition5 was as follows:

Sector Classification	Percentage of Total Net Assets
Industrials	27.6%
Consumer Discretionary	25.8%
Energy	11.6%
Materials	10.1%
Consumer Staples	6.8%
Information Technology	5.5%
Financials	5.4%
Health Care	1.3%
Other[2]	2.1%
Cash Equivalents[3]	5.5%
Other Assets and Liabilities — Net[4]	(1.7)%
TOTAL	100.0%
5	Except for Other Securities, Other Assets and Liabilities, and Cash Equivalents, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report
8

Portfolio of Investments

November 30, 2011

Shares			Value
		COMMON STOCKS – 94.1%
		Australia – 1.0%
650,000		Boart Longyear Group	2,090,943
		Austria – 2.1%
49,972		Andritz AG	4,411,883
		Bermuda – 3.5%
164,999		Invesco Ltd.	3,341,230
89,400		Signet Jewelers Ltd.	3,958,632
		TOTAL	7,299,862
		Brazil – 0.9%
530,880		Pdg Realty SA Empreendimentos E Participacoes	1,972,800
		Canada – 7.8%
38,200		Agrium, Inc.	2,681,247
134,367		Ensign Energy Services, Inc.	2,140,756
70,000		Finning International, Inc.	1,601,843
38,600		National Bank of Canada, Montreal	2,510,637
59,300		Nexen, Inc.	987,800
192,700	[1]	Precision Drilling Corp.	2,225,685
82,800		SNC-Lavalin Group, Inc.	4,059,022
		TOTAL	16,206,990
		Cayman Islands – 3.3%
990,000		Golden Eagle Retail Group Ltd.	2,288,278
83,500		Herbalife Ltd.	4,617,550
		TOTAL	6,905,828
		France – 7.8%
76,052		Accor SA	2,129,602
25,000		Bureau Veritas SA	1,851,884
50,000		Edenred	1,333,618
64,061		Faurecia	1,351,560
45,211	[1]	JC Decaux SA	1,179,091
56,000		Publicis Groupe	2,674,318
27,500		Remy Cointreau	2,295,738
34,500		Technip SA	3,297,331
		TOTAL	16,113,142
		Germany – 7.9%
59,985		Adidas AG	4,229,350
864,619	[1]	Commerzbank AG, Frankfurt	1,617,032
Annual Shareholder Report
9

Shares			Value
86,705		GEA Group AG	2,552,757
14,598		Hochtief AG	834,341
24,056		Hugo Boss AG, Preference	2,175,805
37,079		Leoni AG	1,375,520
24,206		Rheinmetall Berlin AG	1,168,942
76,433		Suedzucker AG	2,430,808
		TOTAL	16,384,555
		Hong Kong – 0.5%
7,630,000		Emperor Watch & Jewellery, Ltd.	1,111,955
		Indonesia – 1.2%
913,500		Indocement Tunggal Prakarsa	1,561,495
327,833		PT United Tractors	871,220
		TOTAL	2,432,715
		Ireland – 1.0%
65,000		Ingersoll-Rand PLC, Class A	2,152,800
		Israel – 1.0%
61,265	[1]	NICE-Systems Ltd., ADR	2,057,279
		Italy – 4.5%
170,000		Davide Campari — Milano SpA	1,204,587
387,100	[1]	Prada Holding SpA	1,909,928
150,309	[1]	Salvatore Ferragamo Italia SpA	2,296,852
310,000	[1]	Yoox SpA	4,024,441
		TOTAL	9,435,808
		Japan – 11.3%
85,000		Asics Corp.	1,021,212
208,000		Chiyoda Corp.	2,290,246
308		Cyber Agent Ltd.	1,028,996
137,000		Daihatsu Motor Co. Ltd.	2,407,909
40,500		Don Quijote Co. Ltd.	1,396,513
169,000		Fuji Heavy Industries	979,134
89,000		JGC Corp.	2,235,712
174,800		JSR Corp.	3,399,985
78,000		Nabtesco Corp.	1,729,147
628,000		Teijin Ltd.	1,924,280
115,200		THK Co. Ltd.	2,318,633
379,000		Ube Industries	1,072,559
183,000		Yaskawa Electric Corp.	1,597,481
		TOTAL	23,401,807
Annual Shareholder Report
10

Shares			Value
		Luxembourg – 0.1%
59,233	[1]	SAF-Holland SA	309,268
		Mexico – 0.9%
555,660		Mexichem SA de CV	1,943,786
		Netherlands – 3.6%
36,772		Fugro NV	2,063,804
94,825		Imtech NV	2,437,285
62,084		Koninklijke DSM NV	3,030,832
		TOTAL	7,531,921
		Norway – 2.7%
33,936		Fred Olsen Energy ASA	1,139,039
240,000		Opera Software ASA	1,327,876
167,370	[1]	Petroleum Geo-Services ASA	1,741,657
36,191		Yara International ASA	1,478,132
		TOTAL	5,686,704
		Panama – 0.8%
25,800		Copa Holdings SA	1,665,648
		Singapore – 4.2%
239,000		City Developments Ltd.	1,847,841
419,300		Keppel Corp. Ltd.	3,120,871
600,000		Sakari Resources, Ltd.	920,549
981,000		Sembcorp Marine Ltd.	2,961,548
		TOTAL	8,850,809
		Spain – 0.4%
35,033		Obrascon Huarte Lain, SA	914,474
		Sweden – 3.1%
156,200		Assa Abloy AB, Class B	3,850,084
100,523		Getinge AB, Class B	2,590,665
		TOTAL	6,440,749
		Switzerland – 1.5%
72,735		Adecco SA	3,159,867
		Thailand – 1.0%
199,900		Bangkok Bank Public Co., Ltd.	951,599
1,471,600		Bank of Ayudhya Ltd.	952,694
		TOTAL	1,904,293
		United Kingdom – 22.0%
141,233		Aggreko PLC	4,209,123
284,133		Amec PLC	3,890,978
100,026	[1]	ASOS PLC	2,143,709
Annual Shareholder Report
11

Shares			Value
686,000		Britvic PLC	3,656,526
117,851		Burberry Group PLC	2,362,440
97,317		Croda International PLC	2,800,860
148,900	[1]	Dialog Semiconductor PLC	2,732,152
305,236		Domino's Pizza UK & IRL PLC	2,154,837
163,479	[1]	Imagination Technologies Group PLC	1,269,959
159,777		InterContinental Hotels Group PLC	2,772,478
41,189		Johnson Matthey PLC	1,243,583
378,185		Kingfisher PLC	1,523,963
155,798		Rightmove PLC	3,116,743
436,500	[1]	SOCO International PLC	2,130,301
252,863	[1]	Telecity Group PLC	2,424,364
116,200		Weir Group PLC (The)	3,781,585
362,336		Wood Group (John) PLC	3,722,712
		TOTAL	45,936,313
		TOTAL COMMON STOCKS (IDENTIFIED COST $169,145,770)	196,322,199
		EXCHANGE-TRADED FUNDS – 2.1%
		Japan – 1.0%
216,316		iShares MSCI Japan	2,039,860
		United States – 1.1%
58,733		iShares MSCI Emerging Market	2,351,669
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $4,475,049)	4,391,529
		MUTUAL FUND – 5.5%
		United States – 5.5%
11,404,009	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.20% (IDENTIFIED COST $11,404,009)	11,404,009
		TOTAL INVESTMENTS — 101.7% (IDENTIFIED COST $185,024,828)[4]	212,117,737
		OTHER ASSETS AND LIABILITIES - NET — (1.7)%[5]	(3,545,980)
		TOTAL NET ASSETS — 100%	$208,571,757

Annual Shareholder Report

12

At November 30, 2011, the Fund had the following outstanding foreign exchange contract:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Contracts at Value	Unrealized Appreciation
Contracts Purchased:
12/1/2011	259,143 CAD	$250,067	$254,074	$4,007
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACT				$4,007

Net Unrealized Appreciation on Foreign Exchange Contract is included in “Other Assets and Liabilities — Net.”

1	Non-income producing security.
2	Affiliated holding.
3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $185,008,602.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Annual Shareholder Report

13

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$7,299,862	$ —	$ —	$7,299,862
International	28,673,067	160,349,270[1]	—	189,022,337
Exchange-Traded Funds	4,391,529	—	—	4,391,529
Mutual Fund	11,404,009	—	—	11,404,009
TOTAL SECURITIES	$51,768,467	$160,349,270	$ —	$212,117,737
OTHER FINANCIAL INSTRUMENTS[2]	$ —	$4,007	$ —	$4,007
1	Includes $79,367,471 of securities transferred from Level 1 to Level 2 because fair market value factors were applied to equity securities traded principally in foreign markets to account for significant post market close activity. Transfers shown represent the value of the securities at the beginning of the period.
2	Other financial instruments include foreign exchange contracts.

The following acronyms are used throughout this portfolio:

ADR	— American Depositary Receipt
CAD	— Canadian Dollars

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
14

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$35.24	$31.28	$20.27	$53.10	$41.91
Income From Investment Operations:
Net investment income (loss)[1]	0.12	(0.06)	0.03	(0.03)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.92)	(4.02)	10.95	(26.58)	11.29
TOTAL FROM INVESTMENT OPERATIONS	(1.80)	3.96	10.98	(26.61)	11.18
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	(6.22)	—
Redemption Fee	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	0.16[3]	—	0.03[3]	—	0.01[3]
Net Asset Value, End of Period	$33.44	$35.24	$31.28	$20.27	$53.10
Total Return[4]	(5.11)%[3]	12.66%	54.32%[3]	(56.62)%	26.70%[3,5]
Ratios to Average Net Assets:
Net expenses	1.80%[6]	1.80%	1.80%	1.82%	1.81%
Net investment income (loss)	0.33%	(0.18)%	0.14%	(0.08)%	(0.22)%
Expense waiver/reimbursement[7]	0.17%	0.20%	0.20%	0.09%	0.00%[8]
Supplemental Data:
Net assets, end of period (000 omitted)	$148,739	$197,294	$243,049	$180,093	$520,998
Portfolio turnover	63%	62%	125%	55%	56%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the years ended November 30, 2011, 2009 and 2007, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.47%, 0.15% and 0.02%, respectively, on the total returns.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	During the year ended November 30, 2007, the Fund was reimbursed by the Adviser, which had an impact of 0.02% on the total return.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.80% for the year ended November 30, 2011, after taking into account this expense reduction.
7	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
8	Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
15

Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$31.20	$27.92	$18.23	$48.75	$38.76
Income From Investment Operations:
Net investment income (loss)[1]	(0.16)	(0.29)	(0.14)	(0.32)	(0.40)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.67)	3.57	9.80	(23.98)	10.38
TOTAL FROM INVESTMENT OPERATIONS	(1.83)	3.28	9.66	(24.30)	9.98
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	(6.22)	—
Redemption Fee	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	0.15[3]	—	0.03[3]	—	0.01[3]
Net Asset Value, End of Period	$29.37	$31.20	$27.92	$18.23	$48.75
Total Return[4]	(5.87)%[3]	11.75%	53.15%[3]	(56.98)%	25.77%[3,5]
Ratios to Average Net Assets:
Net expenses	2.60%[6]	2.60%	2.60%	2.58%	2.56%
Net investment income (loss)	(0.47)%	(1.01)%	(0.65)%	(0.83)%	(0.89)%
Expense waiver/reimbursement[7]	0.12%	0.15%	0.16%	0.09%	0.00%[8]
Supplemental Data:
Net assets, end of period (000 omitted)	$10,232	$15,363	$20,141	$18,485	$105,868
Portfolio turnover	63%	62%	125%	55%	56%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the years ended November 30, 2011, 2009 and 2007, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.48%, 0.16% and 0.02%, respectively, on the total returns.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	During the year ended November 30, 2007, the Fund was reimbursed by the Adviser, which had an impact of 0.02% on the total return.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.60% for the year ended November 30, 2011, after taking into account this expense reduction.
7	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
8	Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
16

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$31.18	$27.90	$18.22	$48.70	$38.72
Income From Investment Operations:
Net investment income (loss)[1]	(0.15)	(0.28)	(0.14)	(0.29)	(0.42)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.68)	3.56	9.79	(23.97)	10.39
TOTAL FROM INVESTMENT OPERATIONS	(1.83)	3.28	9.65	(24.26)	9.97
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	(6.22)	—
Redemption Fee	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	0.15[3]	—	0.03[3]	—	0.01[3]
Net Asset Value, End of Period	$29.35	$31.18	$27.90	$18.22	$48.70
Total Return[4]	(5.87)%[3]	11.76%	53.13%[3]	(56.95)%	25.77%[3,5]
Ratios to Average Net Assets:
Net expenses	2.60%[6]	2.60%	2.60%	2.57%	2.55%
Net investment income (loss)	(0.46)%	(0.99)%	(0.64)%	(0.83)%	(0.92)%
Expense waiver/reimbursement[7]	0.12%	0.15%	0.16%	0.09%	0.00%[8]
Supplemental Data:
Net assets, end of period (000 omitted)	$29,057	$38,156	$44,062	$33,250	$85,229
Portfolio turnover	63%	62%	125%	55%	56%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the years ended November 30, 2011, 2009 and 2007, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.47%, 0.16% and 0.02%, respectively, on the total returns.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	During the year ended November 30, 2007, the Fund was reimbursed by the Adviser, which had an impact of 0.02% on the total return.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.60%, for the year ended November 30, 2011, after taking into account this expense reduction.
7	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
8	Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
17

Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,			Period Ended 11/30/2008[1]
	2011	2010	2009
Net Asset Value, Beginning of Period	$35.45	$31.40	$20.30	$41.46
Income From Investment Operations:
Net investment income[2]	0.22	0.00[3]	0.08	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.97)	4.05	10.99	(21.21)
TOTAL FROM INVESTMENT OPERATIONS	(1.75)	4.05	11.07	(21.16)
Redemption Fee	—	0.00[3]	0.00[3]	0.00[3]
Regulatory Settlement Proceeds	0.16[4]	—	0.03[4]	—
Net Asset Value, End of Period	$33.70	$35.45	$31.40	$20.30
Total Return[5]	(4.94)%[4]	12.90%	54.68%[4]	(51.04)%
Ratios to Average Net Assets:
Net expenses	1.60%[6]	1.60%	1.60%	1.55%[7]
Net investment income	0.56%	0.01%	0.31%	0.18%[7]
Expense waiver/reimbursement[8]	0.12%	0.15%	0.16%	0.09%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$20,544	$36,945	$32,854	$20,018
Portfolio turnover	63%	62%	125%	55%[9]
1	Reflects operations for the period from March 31, 2008 (date of initial investment) to November 30, 2008.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	During the years ended November 30, 2011 and 2009, the Fund received regulatory settlements from an unaffiliated third party, which had an impact of 0.45% and 0.15%, respectively, on the total returns.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.60% for the year ended November 30, 2011, after taking into account this expense reduction.
7	Computed on an annualized basis.
8	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
9	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended November 30, 2008.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
18

Statement of Assets and Liabilities

November 30, 2011

Assets:
Total investments in securities, at value including $11,404,009 of investment in an affiliated holding (Note 5) (identified cost $185,024,828)		$212,117,737
Cash denominated in foreign currencies (identified cost $70,509)		71,804
Income receivable		338,238
Unrealized appreciation on foreign exchange contracts		4,007
Receivable for shares sold		93,652
Other assets		256,494
TOTAL ASSETS		212,881,932
Liabilities:
Bank overdraft	$155
Payable for investments purchased	3,490,097
Payable for shares redeemed	336,616
Payable for capital gains taxes withheld (Note 2)	143,678
Payable for transfer and dividend disbursing agent fees and expenses	126,640
Payable for distribution services fee (Note 5)	47,631
Payable for shareholder services fee (Note 5)	5,401
Payable for Directors'/Trustees' fees	1,035
Accrued expenses	158,922
TOTAL LIABILITIES		4,310,175
Net assets for 6,395,507 shares outstanding		$208,571,757
Net Assets Consist of:
Paid-in capital		$189,700,787
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		27,084,179
Accumulated net realized loss on investments and foreign currency transactions		(9,687,270)
Undistributed net investment income		1,474,061
TOTAL NET ASSETS		$208,571,757
Annual Shareholder Report
19

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($148,739,190 ÷ 4,447,453 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$33.44
Offering price per share (100/94.50 of $33.44)	$35.39
Redemption proceeds per share (98.00/100 of $33.44)	$32.77
Class B Shares:
Net asset value per share ($10,231,563 ÷ 348,319 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$29.37
Offering price per share	$29.37
Redemption proceeds per share (92.50/100 of $29.37)	$27.17
Class C Shares:
Net asset value per share ($29,057,222 ÷ 990,067 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$29.35
Offering price per share	$29.35
Redemption proceeds per share (97.00/100 of $29.35)	$28.47
Institutional Shares:
Net asset value per share ($20,543,782 ÷ 609,668 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$33.70
Offering price per share	$33.70
Redemption proceeds per share (98.00/100 of $33.70)	$33.03

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
20

Statement of Operations

Year Ended November 30, 2011

Investment Income:
Dividends (including $17,637 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $561,133)		$6,062,334
Interest		2,617
TOTAL INCOME		6,064,951
Expenses:
Investment adviser fee (Note 5)	$3,544,102
Administrative fee (Note 5)	270,000
Custodian fees	129,762
Transfer and dividend disbursing agent fees and expenses	648,974
Directors'/Trustees' fees	5,314
Auditing fees	28,124
Legal fees	7,236
Portfolio accounting fees	123,139
Distribution services fee (Note 5)	864,129
Shareholder services fee (Note 5)	127,979
Account administration fee (Note 2)	304
Share registration costs	55,205
Printing and postage	67,539
Insurance premiums	4,567
Taxes	5,716
Miscellaneous	8,852
TOTAL EXPENSES	5,890,942
Annual Shareholder Report
21

Statement of Operations — continued
Waivers, Reimbursement and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(296,022)
Waiver of administrative fee (Note 5)	(52,165)
Waiver of distribution services fee (Note 5)	(96,120)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(2,275)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		$(446,582)
Net expenses			$5,444,360
Net investment income			620,591
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including capital gain taxes withheld of $143,678)			39,285,172
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(52,383,146)
Net realized and unrealized loss on investments and foreign currency transactions			(13,097,974)
Change in net assets resulting from operations			$(12,477,383)

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
22

Statement of Changes in Net Assets

Year Ended November 30	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$620,591	$(954,395)
Net realized gain on investments and foreign currency transactions	39,285,172	44,167,101
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(52,383,146)	(8,193,419)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(12,477,383)	35,019,287
Share Transactions:
Proceeds from sale of shares	48,142,803	48,575,707
Cost of shares redeemed	(116,069,928)	(135,979,645)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(67,927,125)	(87,403,938)
Redemption Fees	—	36,846
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 11)	1,217,226	—
Change in net assets	(79,187,282)	(52,347,805)
Net Assets:
Beginning of period	287,759,039	340,106,844
End of period (including undistributed (distributions in excess of) net investment income of $1,474,061 and $(25,857), respectively)	$208,571,757	$287,759,039

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
23

Notes to Financial Statements

November 30, 2011

1. Organization

Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Small-Mid Company Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

Annual Shareholder Report

24

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Annual Shareholder Report

25

Repurchase Agreements

The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or subcustodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Institutional Shares may bear account administration fees, distribution services fees and shareholder services fees unique to those classes. For the year ended November 30, 2011, account administration fees for the Fund were as follows:

Account Administration Fees Incurred
Class C Shares	$304

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Annual Shareholder Report

26

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2011, tax years 2008 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $650 and $1,081, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.

Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Annual Shareholder Report

27

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$4,007

The Effect of Derivative Instruments on the Statement of Operations for the Year ended November 30, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$102,959
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$2,538
Annual Shareholder Report
28

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. Capital Stock

The following tables summarize capital stock activity:

Year Ended November 30	2011		2010
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	694,354	$27,368,130	972,097	$31,493,451
Shares redeemed	(1,845,040)	(69,622,547)	(3,143,474)	(102,480,332)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,150,686)	$(42,254,417)	(2,171,377)	$(70,986,781)
Year Ended November 30	2011		2010
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	43,655	$1,512,202	39,109	$139,636
Shares redeemed	(187,677)	(6,281,409)	(267,137)	(7,628,824)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(144,022)	$(4,769,207)	(229,028)	$(6,489,188)
Year Ended November 30	2011		2010
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	194,297	$6,556,276	220,166	$6,395,033
Shares redeemed	(428,029)	(14,385,339)	(575,880)	(16,462,408)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(233,732)	$(7,829,063)	(355,714)	$(10,067,375)
Year Ended November 30	2011		2010
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	316,307	$12,706,195	286,788	$9,547,587
Shares redeemed	(748,906)	(25,780,633)	(290,805)	(9,408,181)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(432,599)	$(13,074,438)	(4,017)	$139,406
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,961,039)	$(67,927,125)	(2,760,136)	$(87,403,938)
Annual Shareholder Report
29

Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2011, there were no redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares. For the year ended November 30, 2010, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $26,069, $2,001, $4,645 and $4,131, respectively.

4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, realized capital gains tax expense and reclassification of PFIC gains.

For the year ended November 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(1,219,934)	$879,327	$340,607

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,461,842
Net unrealized appreciation	$26,952,720
Capital loss carryforwards	$(9,543,592)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to a reclassification of a distribution paid from ordinary income to cost for tax purposes.

At November 30, 2011, the cost of investments for federal tax purposes was $185,008,602. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates and outstanding foreign exchange contracts was $27,109,135. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $39,647,756 and net unrealized depreciation from investments for those securities having an excess of cost over value of $12,538,621.

Annual Shareholder Report

30

At November 30, 2011, the Fund had a capital loss carryforward of $9,543,592 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2017.

The Fund used capital loss carryforwards of $39,413,806 to offset taxable capital gains realized during the year ended November 30, 2011.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

5. Investment Adviser Fee and Other Transactions With Affiliates

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, the Adviser voluntarily waived $282,151 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, the net fee paid to FAS was 0.077% of average daily net assets of the Fund. FAS waived $52,165 of its fee.

Annual Shareholder Report

31

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, distribution service fees for the Fund were as follows:

	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$477,600	$(96,120)
Class B Shares	105,610	—
Class C Shares	280,919	—
TOTAL	$864,129	$(96,120)

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2011, FSC did not retain any fees paid by the Fund.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2011, FSC retained $9,453 in sales charges from the sale of Class A Shares. FSC also retained $2,005 of CDSC relating to redemptions on Class B Shares and $802 relating to redemption on Class C Shares.

Annual Shareholder Report

32

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2011, Service Fees for the Fund were as follows:

Service Fees Incurred
Class B Shares	$35,204
Class C Shares	92,775
TOTAL	$127,979

For the year ended November 30, 2011, the Fund's Class A Shares did not incur a Service Fee.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.80%, 2.60%, 2.60% and 1.60% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Annual Shareholder Report

33

Transactions Involving Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2011, the Adviser reimbursed $13,871. Transactions involving the affiliated company during the year ended November 30, 2011, were as follows:

Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2010	—
Purchases/Additions	172,415,192
Sales/Reductions	(161,011,183)
Balance of Shares Held 11/30/2011	11,404,009
Value	$11,404,009
Dividend Income	$17,637

6. Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2011, the Fund's expenses were reduced by $2,275 under these arrangements.

7. Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2011, were as follows:

Purchases	$170,966,177
Sales	$244,668,628

8. Concentration of Risk

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

9. Line of Credit

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the Fund did not utilize the LOC.

Annual Shareholder Report

34

10. Interfund Lending

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the program was not utilized.

11. Regulatory Settlement Proceeds

The Fund received $1,217,226 for the year ended November 30, 2011, in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlements are recorded as an increase to paid-in capital in the accompanying financial statements.

12. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-03 is not expected to have a material impact on the Fund's financial statements and the accompanying notes, net assets or results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-04 is not expected to have a material impact on the Fund's financial statements and the accompanying notes.

13. Federal tax information (unaudited)

If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits for foreign taxes paid.

For the fiscal year ended November 30, 2011, the Fund derived $7,489,009 of gross income from foreign sources and paid foreign taxes of $525,385.

Annual Shareholder Report
35

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL small-mid company fund:

We have audited the accompanying statement of assets and liabilities of Federated International Small-Mid Company Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Small-Mid Company Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 25, 2012

Annual Shareholder Report
36

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

37

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2011	Ending Account Value 11/30/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$787.60	$8.07
Class B Shares	$1,000	$784.50	$11.63
Class C Shares	$1,000	$784.50	$11.63
Institutional Shares	$1,000	$788.50	$7.17
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.04	$9.10
Class B Shares	$1,000	$1,012.03	$13.11
Class C Shares	$1,000	$1,012.03	$13.11
Institutional Shares	$1,000	$1,017.05	$8.09
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.80%
Class B Shares	2.60%
Class C Shares	2.60%
Institutional Shares	1.60%
Annual Shareholder Report
38

Board of Directors and Corporation Officers

The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2011, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 134 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

39

INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director, Chairman of the Audit Committee, and member of the Compensation Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report
40

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
Annual Shareholder Report
41

OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report
42

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

43

Evaluation and Approval of Advisory Contract – May 2011

federated iNTERnational SMALL-MID COMPANY fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2011. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

44

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report

45

mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the periods covered by the Evaluation, the Fund's performance for the five-year period was at the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one and three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees Annual Shareholder Report

46

and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are Annual Shareholder Report

47

reasonable and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report
48

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report
49

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Small-Mid Company Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U748
Cusip 31428U730
Cusip 31428U722
Cusip 31428U631

G01968-01 (1/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $87,600

Fiscal year ended 2010 - $84,300

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $73

Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $4,964 and $4,685 respectively. Fiscal year ended 2011- Audit consent fee for N-14 merger document. Fiscal year ended 2010- Audit consent fee for N-14 merger document.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $12,100 and $0 respectively. Fiscal year ended 2011- Tax preparation fees for fiscal year end 2010.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $37,293 and $27,669 respectively. Fiscal year ended 2011- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2010- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2) Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(

3) Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) NA

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2011 - $444,739

Fiscal year ended 2010 - $451,099

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Annual Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated World Investment Series, Inc.

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2012

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 23, 2012